SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

INVITROGEN CORPORATION

(Name of Registrant as Specified In Its Charter)

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March 24, 2004

Dear Stockholder:

This year’s annual meeting of stockholders will be held on April 29, 2004, at 9:00 a.m. local time, at the Company’s offices at 5781 Van Allen Way, Carlsbad, California 92008. You are cordially invited to attend.

The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

After reading the Proxy Statement, please promptly fill in, date, sign, and return the enclosed proxy card in the prepaid envelope to ensure that your shares will be represented. Your shares cannot be voted unless you date, sign, and return the enclosed proxy card, vote telephonically or electronically as described on page 1 of the enclosed Proxy Statement, or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders are important.

A copy of our 2003 Annual Report is also enclosed.

I look forward to seeing you at the annual meeting.

Very truly yours,

Gregory T. Lucier

President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 29, 2004

To our Stockholders:

The annual meeting of stockholders of Invitrogen Corporation (the “Company”), will be held on April 29, 2004, at 9:00 a.m. local time, at the Company’s offices at 5781 Van Allen Way, Carlsbad, California 92008, for the following purposes:

1.	To elect three Class II directors, each to hold office for a three-year term and until his respective successor is elected and qualified. The Board of Directors has nominated the following persons for election as Class II directors at the meeting: Bradley G. Lorimier, Raymond V. Dittamore, and David C. U’Prichard, Ph.D.

2.	To consider a proposal to ratify the appointment of Ernst & Young, LLP as the independent public accountants for the Company for the Company’s fiscal year ending December 31, 2004.

3.	To consider a proposal to approve the Company’s 2004 Equity Incentive Plan and to reserve 5,700,000 shares of the Company’s Common Stock for issuance under such plan.

4.	To consider a proposal to amend the 1998 Employee Stock Purchase Plan to increase by 500,000 shares the maximum number of shares of the Company’s Common Stock that may be issued under the Employee Stock Purchase Plan and to reserve such number of shares for issuance under the Employee Stock Purchase Plan.

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on February 27, 2004, are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof. For ten days prior to the annual meeting, a complete list of the stockholders of record on February 27, 2004, will be available at our principal offices for examination during ordinary business hours by any stockholder for any purpose relating to the meeting.

By Order of the Board of Directors,

John A. Cottingham

Vice President, General Counsel & Secretary

Carlsbad, California

March 24, 2004

IMPORTANT: Please promptly fill in, date, sign and return the enclosed proxy card in the accompanying pre-paid envelope to ensure that your shares are represented at the meeting. You may revoke your proxy before it is voted. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

Invitrogen Corporation

1600 Faraday Ave.

Carlsbad, California 92008

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

The accompanying proxy is being solicited by the Board of Directors of Invitrogen Corporation and contains information related to the annual meeting of stockholders to be held April 29, 2004, at 9:00 a.m. local time, or any adjournment or postponement thereof, for the purposes described in the accompanying Notice of Annual Meeting. The annual meeting will be held at Invitrogen’s offices at 5781 Van Allen Way, Carlsbad, California 92008. This Proxy Statement was filed with the SEC on March 15, 2004, and the approximate date on which the Proxy Statement and the accompanying form of proxy were first sent or given to stockholders was March 24, 2004.

Invitrogen will bear the cost of soliciting proxies. We may solicit stockholder proxies by mail through our regular employees, and may request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have Invitrogen stock registered in their names and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At our annual meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting that is attached to this proxy statement. These matters include the election of directors, the ratification of the appointment of Ernst & Young, LLP as our independent public accountants, the approval of the 2004 Equity Incentive Plan, and the amendment of the Invitrogen Corporation 1998 Employee Stock Purchase Plan. In addition, management will report on Invitrogen’s performance during 2003 and will respond to questions from our stockholders. An annual report for the fiscal year ended December 31, 2003, is enclosed with this proxy statement.

Who is entitled to vote at the meeting?

Only stockholders of record as of the close of business on the record date, February 27, 2004, will be entitled to vote the shares of Invitrogen stock they held on the record date at the annual meeting. As of the close of business on the record date, there were 52,019,062 shares of Invitrogen common stock outstanding and entitled to vote.

Stockholders may vote in person or by proxy. Each holder of shares of Invitrogen common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement. Invitrogen’s bylaws provide that a majority of all of the outstanding shares of stock entitled to vote, whether present in person or represented by proxy, constitutes a quorum for the transaction of business at the annual meeting.

How do I vote?

Voting by completing the proxy card.    If you properly complete and sign the enclosed proxy card and return it as instructed on the proxy card, it will be voted as you direct. If you hold your shares in your name and you attend the meeting, you may deliver your completed proxy card in person. If you hold your shares in “street name” through a brokerage or other nominee, you will need to obtain a proxy card from the institution that holds your shares.

All shares represented by a proxy will be voted, and where a stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If you do not indicate a choice on the proxy card, the shares will be voted in favor of the election of the nominees for director contained in this proxy statement, in favor of ratifying Ernst & Young LLP as independent public accountants for the Company for 2004, in favor of approving the 2004 Equity Incentive Plan, in favor of amending the Invitrogen Corporation 1998 Employee Stock Purchase Plan, and in the discretion of the proxy holders on any other matter that comes before the meeting.

Once you have given your proxy, you may revoke it at any time prior to the time it is voted, by delivering to the Secretary of the Company at the Company’s principal offices either a written document revoking the proxy or a duly executed proxy with a later date, or it may be revoked by attending the meeting and voting in person. Merely attending the annual meeting will not, by itself, revoke a proxy.

Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. “Broker non-votes” are shares held by brokers or nominees who are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. The effect of broker non-votes and abstentions on the specific items to be brought before the annual meeting of stockholders is discussed under each item.

Voting via the Internet or by telephone.    If you vote via the Internet, you should be aware that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, for which you will be responsible.

Shares Registered Directly in the Name of the Stockholder.    If you hold shares that are registered in your name directly with EquiServe LP, the Company’s transfer agent, you may vote telephonically by calling (877) 779-8683. Alternatively, you may vote via the Internet by visiting the following site on the Internet: www.eproxyvote.com/ivgn and following the instructions on your screen.

Shares Registered in the Name of a Brokerage Firm or Bank.    A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different from the program provided by EquiServe LP for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on the enclosed voting form. Alternatively, you may vote via the Internet by visiting the following site on the Internet: www.proxyvote.com and following the instructions on your screen.

How do I vote my 401(k) shares?

If you participate in the Invitrogen 401(k) Savings and Investment Plan you may vote the shares of the Company’s common stock in your account as of the record date. If you wish to vote those shares, you must complete the enclosed proxy card and return it in the envelope provided by April 27, 2004.

If you do not complete and return your proxy card prior to April 27, 2004, Fidelity Management Trust Company, the Plan trustee, will vote the shares in your account. You may revoke instructions to the trustee by giving it written notice of revocation or a later dated written voting instruction by April 27, 2004.

STOCK OWNERSHIP

How much stock is held by the Company’s directors, executive officers and largest stockholders?

The following table sets forth information as of March 1, 2004, regarding the beneficial ownership of the Company’s common stock by (i) each person known by us to own beneficially more than five percent of our outstanding common stock; (ii) each director and nominee for election as a director; (iii) each executive officer named in the Summary Compensation Table; and (iv) all directors and executive officers as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power over the shares listed.

Stock Ownership Table

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock(1)	Percentage of Common Stock
FMR Corp.(2)	4,036,990	7.8%
James R. Glynn(3)	202,794	*
Daryl Faulkner(4)	137,122	*
Gregory T. Lucier(5)	75,760	*
C. Eric Winzer(6)	71,402	*
Jay M. Short, Ph.D. (7)	67,000	*
Donald W. Grimm(8)	53,000	*
Bradley G. Lorimier(9)	50,000	*
David E. McCarty(10)	46,654	*
Raymond B. Dittamore(11)	26,666	*
Balakrishnan S. Iyer(12)	26,666	*
Benjamin E. Bulkley(13)	25,262	*
Claude D. Benchimol(14)	25,000	*
William J. Mercer(15)	16,666	*
David C. U’Prichard, Ph.D.	—	*
All Directors and Executive Officers as group (18 persons in total)	1,026,660	1.9%

*	Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”), based on factors including voting and investment power with respect to shares. Percentage of beneficial ownership is based on the number of shares of the Company’s common stock outstanding as of March 1, 2004. Shares of common stock issuable upon conversion of convertible notes, or the exercise of options or warrants currently exercisable, or exercisable within 60 days after March 1, 2004, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other persons.

(2)	The address for FMR Corp. is 82 Devonshire Street, Boston, MA 02109.

(3)	Consists of 573 shares owned by a family trust in which Mr. Glynn has a beneficial interest and 202,221 shares Mr. Glynn may acquire upon the exercise of stock options.

(4)	Consists of 3,018 shares owned directly by Mr. Faulkner and 134,104 shares Mr. Faulkner may acquire upon the exercise of stock options.

(5)	Consists of 760 shares owned directly by Mr. Lucier and 75,000 shares of restricted stock held by Mr. Lucier which fully vest in 2007.

(6)	Consists of 2,078 shares owned directly by Mr. Winzer, 69,249 shares Mr. Winzer may acquire upon the exercise of stock options, and 75 shares held of record by the Invitrogen 401(k) Savings and Investment Plan for which Mr. Winzer is the beneficial owner.

(7)	Consists of 5,000 shares owned directly by Dr. Short and 62,000 shares Dr. Short may acquire upon the exercise of stock options.

(8)	Consists of 3,000 shares owned by a family trust in which Mr. Grimm has a beneficial interest and 50,000 shares Mr. Grimm may acquire upon the exercise of stock options.

(9)	Consists of 50,000 shares Mr. Lorimier may acquire upon the exercise of stock options.

(10)	Consists of 6,586 shares owned directly by Mr. McCarty, 40,000 shares Mr. McCarty may acquire upon the exercise of stock options, and 68 shares held of record by the Invitrogen 401(k) Savings and Investment Plan for which Mr. McCarty is the beneficial owner.

(11)	Consists of 26,666 shares that Mr. Dittamore may acquire upon the exercise of stock options.

(12)	Consists of 26,666 shares that Mr. Iyer may acquire upon the exercise of stock options.

(13)	Consists of 262 shares owned directly by Mr. Bulkley and 25,000 shares of restricted stock held by Mr. Bulkley, which fully vest in 2007.

(14)	Consists of 25,000 shares of restricted stock held by Mr. Benchimol which fully vest in 2007.

(15)	Consists of 16,666 shares that Mr. Mercer may acquire upon the exercise of stock options.

Securities Authorized for Issuance Under Equity Compensation Plans

Information about the Company’s equity compensation plans at December 31, 2003 is as follows (shares in thousands)(1):

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Shares Remaining Available for Future Issuance		Weighted Average Remaining Contractual Life in Years
Equity compensation plans approved by stockholders(2)	6,756	$49.33	3,334	(4)	8.0
Equity compensation plans not approved by stockholders(3)	905	35.10	1,967		8.9

Total	7,661	$47.65	5,301		8.1

(1)	All active options plans, including the 1997 Invitrogen Corporation Stock Option Plan, the Invitrogen Corporation 2001 Stock Incentive Plan and the Invitrogen Corporation 2002 Stock Incentive Plan, will be frozen, and grants will no longer be made from such plans, effective upon the approval by the Company’s stockholders of the 2004 Equity Incentive Plan described in Proposal 4. In addition, the disclosure in this table does not include grants of restricted stock awarded to certain of our employees under non-approved plans, which totaled 165,000 shares as of March 1, 2004.

(2)	Consists of the Invitrogen Corporation 1998 Employee Stock Purchase Plan and six stock option plans: the 1995 and 1997 Invitrogen Corporation Stock Option Plans, the 1996 and 1998 NOVEX Stock Option/Stock Issuance Plans, and the Life Technologies 1995 and 1997 Long-Term Incentive Plans.

(3)	Represents the 2000 Invitrogen Corporation Stock Option Plan, the Invitrogen Corporation 2001 and 2002 Stock Incentive Plans, the stock options granted to the Company’s Chief Executive Officer (“CEO”). Stock options under the Invitrogen Corporation 2001 and 2002 Stock Incentive Plans were assumed as part of the Molecular Probes acquisition in August 2003. At December 31, 2003, these two assumed plans collectively have 170,515 shares to be issued upon exercise of outstanding options at a weighted average exercise price of $10.55, with 1,303,998 shares available for future issuance. In addition, the Company has granted, pursuant to an employment agreement entered into in May 2003 with its new Chief Executive Officer, (i) an option to purchase 675,000 shares of the Company’s common stock (the “CEO Option”) and (ii) an award of 75,000 restricted shares (the “CEO Shares”). We have also granted 25,000 shares of restricted stock to its Senior Vice President, Research & Development, 25,000 shares of restricted stock to its Senior Vice President, Commercial Operations, 20,000 shares of restricted stock to its Senior Vice President, Human Resources, 10,000 shares of restricted stock to its Chief Information Officer, and 10,000 shares of restricted stock to three other executives.

(4)	Includes 317,650 shares reserved for issuance under the Invitrogen Corporation 1998 Employee Stock Purchase Plan. All options plans in this category, except the 1997, 2001 and 2002 Invitrogen Corporation plans, have been frozen, and grants will no longer be made from the frozen plans. The 1997 Invitrogen Corporation Stock Option Plan, the Invitrogen Corporation 2001 Stock Incentive Plan and the Invitrogen Corporation 2002 Stock Incentive Plan will be frozen, and grants will no longer be made from such plans, effective upon the approval by the Company’s stockholders of the 2004 Equity Incentive Plan described in Proposal 4.

The material features of the 2001 and 2002 Stock Incentive Plans are identical. Only employees, consultants or directors of the Company who were hired after the closing of the Molecular Probes acquisition in August of 2003, or any such individuals who were previously employed by Molecular Probes, are eligible to receive awards under the assumed plans. The assumed plans provide for the award of either stock options or restricted stock. The plans typically provide for 100% vesting after four years of service. The plans provide that options, other than incentive stock options, may be granted with exercise prices less than fair market value on the date of grant, although in operation the Company has never issued such below fair market value options. Upon a change in control, the vesting and exercisability of all outstanding awards under the plans are 100% accelerated only to the extent an acquiring entity does not assume such outstanding awards.

The material terms of the CEO Option include: (i) an exercise price of $38.01, (ii) 1/4 of the option shares vest on the one year anniversary of the option grant and the remaining shares vest at a rate of 1/16 for each calendar quarter provided the CEO continues to provide services to the Company, (iii) upon a change in control the CEO Option fully vests, (iv) upon the CEO’s death or disability the CEO Option shall become vested in an amount which would reflect an additional 12 months of service by the CEO, and (v) upon the CEO’s termination without cause or termination for good reason, the CEO Option shall become vested in an amount which would reflect an additional 18 months of service by the CEO.

The material terms of the CEO Shares include: (i) no exercise price or other monetary payment is required to purchase the CEO Shares, (ii) 50% of the CEO Shares vest on the second anniversary of the date the CEO Shares were granted and the remaining 50% of the CEO Shares vest on the fourth anniversary of the date the CEO Shares were granted, (iii) upon the CEO’s death or disability the CEO Shares shall become vested in an amount which would reflect an additional 12 months of service by the CEO, and (v) upon the CEO’s termination without cause or termination for good reason, the CEO Shares shall become vested in an amount which would reflect an additional 18 months of service by the CEO, (iv) upon the CEO’s termination for any reason or upon the attempted sale or transfer of any CEO Shares prior to vesting, the Company shall, without the need for any monetary payment to the CEO, automatically reacquire such unvested CEO Shares and (v) upon a change in control the CEO Shares become fully vested.

The material terms of the grant of restricted shares to our Senior Vice President of Research and Development are substantially the same as the CEO Shares above, with the exception that when these restricted shares were granted the trading price of the Company’s Common Stock was $58.76. All other grants of restricted stock were made pursuant to the 2002 Stock Incentive Plan described above.

ELECTION OF DIRECTORS

The Company has a classified Board of Directors currently consisting of three Class I directors (Gregory T. Lucier, James R. Glynn and Donald W. Grimm), three Class II directors (Bradley G. Lorimier, Raymond V. Dittamore, and David E. McCarty) and three Class III directors (Jay M. Short, Ph.D., Balakrishnan S. Iyer, and William J. Mercer), who will serve until the annual meetings of stockholders to be held in 2006, 2004, and 2005, respectively, and until their respective successors are duly elected and qualified. Directors in a class are elected for a term of three years to succeed the directors in such class whose terms expire at such annual meeting, or a shorter term to fill a vacancy in another class of directors.

The nominees for election at the 2004 annual meeting of stockholders to fill three Class II positions on the Board of Directors are Bradley G. Lorimier, Raymond V. Dittamore and David C. U’Prichard, Ph.D. If elected, the nominees for the Class II positions will serve as directors until the annual meeting of stockholders in 2007, and until their successors are elected and qualified.

The following information relates to the nominees listed above and to the Company’s other directors whose terms of office will extend beyond the 2004 annual meeting of stockholders.

Nominees for election at the 2004 Annual Meeting of Stockholders

Class II

(Term Ends 2007)

Bradley G. Lorimier (age 58)	Chairman of the Board of Directors of Invitrogen since January 1, 2003, Mr. Lorimier has been a director of Invitrogen since November 1998. From March 1994 to June 1997, Mr. Lorimier served as Senior Vice President, Business Development and Director of Human Genome Sciences, Inc., a biotechnology company. He has been a Director of Matrix Pharmaceutical, Inc., from December 1997 to March 2002, as well as several private companies. Mr. Lorimier received his B.S. in Biology from the University of Illinois.

Raymond V. Dittamore (age 60)	Director of Invitrogen since July 2001. Mr. Dittamore is also a Director of Gen-Probe Incorporated, Digirad Corporation and Qualcomm Incorporated. In June 2001, Mr. Dittamore retired as a partner of Ernst & Young after 35 years of service. He brings to the Board of Directors over three decades of public accounting experience, primarily serving companies in the life sciences industry. Mr. Dittamore received his B.S. from San Diego State University.

David C. U’Prichard, Ph.D. (age 56)	Director Nominee. Dr. U’Prichard is a venture partner with Apax Partners, Ltd. and President, Druid Consulting LLC. From 1999-2003, Dr. U’Prichard was Chief Executive Officer of 3-Dimensional Pharmaceuticals, Inc. From 1997 to 1999 Dr. U’Prichard served as President, Research & Development of Smithkline Beecham Pharmaceuticals, plc., and from 1994 to 1997 as Executive VP and Director of Worldwide Research at Zeneca Pharmaceuticals plc. Dr. U’Prichard holds a B.Sc. from the University of Glasgow, and a Ph.D. in Pharmacology from the University of Kansas. Dr. U’Prichard completed a Post Doctoral fellowship with Professor Solomon Snyder at Johns Hopkins University in neuropharmacology, and held a tenured faculty position at Northwestern University before starting Nova Pharmaceutical Corp in Baltimore with Dr. Snyder, where he was head of R&D. In 1986, Dr. U’Prichard joined ICI, subsequently AstraZeneca

Directors Continuing in Office

Class I

(Term Ends 2006)

Gregory T. Lucier (age 40)	President and Chief Executive Officer and a director of Invitrogen since May 2003. From June 2000 to May 2003, Mr. Lucier served as President and Chief Executive Officer of GE Medical Systems, Information Technologies. From August 1999 to June 2000, Mr. Lucier served as Vice President, Global Services of GE Medical Systems. From May 1995 to August 1999, Mr. Lucier served as President of GE-Harris Railway Electronics. Mr. Lucier received his B.S. in engineering from Pennsylvania State University and an M.B.A. from Harvard Business School.

James R. Glynn (age 57)	Director of Invitrogen since June 1998, and Mr. Glynn has served in several positions at Invitrogen, including Chief Executive Officer, from June 1998 to August 2003. Mr. Glynn previously served as a Director of Invitrogen from May through November 1995. From July 1995 to May 1997, Mr. Glynn served as Senior Vice President and Chief Financial Officer and from May 1997 to July 1998, as Chief Operating Officer, Chief Financial Officer and Director of Matrix Pharmaceuticals, Inc. Mr. Glynn received his B.B.A. in Accounting from Cleveland State University.

Donald W. Grimm (age 62)	Director of Invitrogen since June 1998. He has been a venture partner of HamiltonApex Technology Ventures since August 2001. Since June 1995 he has served as Chairman and President of Strategic Design LLC, a strategic planning and consulting company. Mr. Grimm retired from Eli Lilly & Company, a research-based pharmaceutical company, in December 1993 after 23 years of service. Mr. Grimm held positions at Eli Lilly as Director of Worldwide Pharmaceutical Pricing, Director of Pharmaceutical Market Research, and Director of Sales. Following these assignments, Mr. Grimm was President & CEO of Hybritech, Inc., a wholly owned subsidiary of Lilly. In addition, he has been a director of several private companies. Mr. Grimm received his B.S. in Pharmacy and his M.B.A. from the University of Pittsburgh.

Class III

(Term Ends 2005)

Balakrishnan S. Iyer (age 47)	Director of Invitrogen since July 2001. He is currently a Director of Conexant Systems, Inc., Skyworks Solutions, Inc., Qlogic Corporation, and Power Integrations. From October 1998 until June 2003, Mr. Iyer was Chief Financial Officer of Conexant Systems, Inc. Mr. Iyer previously served as Senior Vice President and Chief Financial Officer of VLSI Technology Inc., where he was responsible for all worldwide financial functions, information technology and strategic planning. During his career, he has held a variety of other key management positions, including Finance Director and Group Controller for a $1 billion business at Advanced Micro Devices. Mr. Iyer received his B.S. in Mechanical Engineering from the Indian Institute of Technology, Madras and his M.S. in Industrial Engineering from the University of California, Berkeley. Mr. Iyer also received an M.B.A. in Finance from the Wharton School.

William J. Mercer (age 55)	Director of Invitrogen since July 2001. Mr. Mercer is the Founder and Managing Member of Avocet Ventures, LLC, a private equity investment firm, since February 2000. Prior to his current position, Mr. Mercer was the President, Chief Executive Officer, and Director of ALARIS Medical Systems, Inc., a global leader in drug infusion systems, patient monitoring, and cardiac monitoring from November 1996 to October 1999. Prior to that position, Mr. Mercer was the President, Chief Executive Officer, and Director of IVAC Medical Systems, Inc. from May 1995 to November 1996. Mr. Mercer currently serves as a Director for Rotech Healthcare, Inc. Mr. Mercer received his B.S. in Zoology from North Carolina State University, and a certificate from the Advanced Management Program of Harvard Business School.

Jay M. Short, Ph.D. (age 46)	Director of Invitrogen since February 1995. Dr. Short is a founding member of Diversa Corporation, and he has served as Chief Technology Officer and Director of the company since its inception in 1994. He assumed the additional roles of President in 1998 and Chief Executive Officer in 1999. Prior to joining Diversa Corporation, Dr. Short served as President of Stratacyte, Inc. and Vice President of Research and Development and Operations for Stratagene Cloning Systems, both molecular biology companies. Dr. Short serves as a Director for Stressgen Biotechnologies, focusing on the medical application of stress proteins. Dr. Short received his B.A. in Chemistry from Taylor University and his Ph.D. in Biochemistry from Case Western Reserve University.

How often did the Board meet during 2003?

During the fiscal year ended December 31, 2003, the Board of Directors held sixteen meetings. Each director serving on the Board of Directors in fiscal year 2003 attended at least 75% of the meetings of the Board of Directors and the Committees on which he served, except for Mr. Mercer, who attended more than 75% of the meetings of the Board of Directors and 66% of the six meetings of the Compensation and Organization Committee.

What is the Company’s policy regarding attendance by the Board of Directors at the Annual Meeting of Stockholders?

Members of the Board are strongly encouraged to attend the Annual Meeting of Stockholders. At the 2003 Annual Meeting of Stockholders, all 8 of the incumbent directors, including both incumbent director nominees, were present.

What committees has the Board of Directors established?

On February 11, 2004, the Board of Directors revised the structure of its standing committees to include an Audit Committee, a Compensation and Organizational Development Committee, and a Nominating and Corporate Governance Committee, and has adopted written charters for each. The charters of the Audit Committee, the Compensation and Organizational Development Committee, and the Nominating and Corporate Governance Committee are filed with the SEC as appendices to this proxy statement, and are available on the Company’s website at http://www.invitrogen.com. The Audit Committee consists of Mr. Dittamore, Mr. Iyer, and Mr. Grimm, and Mr. Dittamore serves as the Chairman. The Compensation and Organizational Development Committee consists of Mr. Lorimier, Mr. Mercer, and Dr. Short, and Mr. Lorimier serves as the Chairman. The Nominating and Corporate Governance Committee consists of Mr. Grimm, Mr. Dittamore and Mr. Lorimier and Mr. Grimm serves as the Chairman.

Audit Committee.    The Audit Committee’s function is to review with our independent public accountants and management the annual financial statements and independent public accountants’ opinion, review and maintain direct oversight of the plan, scope and results of the audit by the independent public accountants, review and approve all professional services performed and related fees charged by the independent public accountants, be solely responsible for the retention or replacement of the independent public accountants, and monitor the adequacy of the Company’s accounting and financial policies, controls, and reporting systems. During the fiscal year ending December 31, 2003, the Audit Committee held ten meetings.

The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committee composition, including the requirement that audit committee members all be “independent directors” as that term is defined by NASD Rule 4200 (a)(15) and the definition of “independent” under the Sarbanes-Oxley Act of 2002. Additionally, the Company certifies that it has, and will continue to have, at least one member of the Audit Committee that is defined as a “financial expert” in accordance with Section 407 of the Sarbanes-Oxley Act with past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Currently, Raymond V. Dittamore and Balakrishnan S. Iyer are considered “financial experts.”

Compensation and Organizational Development Committee.    The Compensation and Organization Committee was renamed as the Compensation and Organizational Development Committee in February 2004. The functions of the Compensation and Organization Committee in 2003 included providing guidance to management and assisting the Board of Directors in matters relating to the compensation of the Chief Executive Officer and senior executives, the organizational structure of the Company, the Company’s compensation and benefits programs, the Company’s succession, retention and training programs; and such other matters that have a direct impact on the success of our human resources. During the year ended December 31, 2003, the Compensation and Organization Committee held six meetings.

The Board of Directors and the Compensation and Organizational Development Committee believe that the Compensation and Organizational Development Committee’s current member composition satisfies the rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs committee composition, including the requirement that committee members all be “independent directors” as that term is defined by NASD Rule 4200 (a)(15) and the definition of “independent” under the Sarbanes-Oxley Act of 2002.

The Nominating and Corporate Governance Committee.    One of the Nominating and Corporate Governance Committee’s functions is to lead any searches for new Board of Director candidates, and to make recommendations to the Board of Directors regarding director nominees to be put forth by the Board of Directors at each annual meeting of stockholders. This committee will consider for inclusion in its nominations of new Board of Director nominees proposed by stockholders who have held at least 1% of the outstanding voting securities of the Company for at least one year. Board candidates referred by such stockholders will be considered on the same basis as Board candidates referred from other sources. Any stockholder who wishes to recommend for the Nominating and Corporate Governance Committee’s consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate’s name and qualifications in writing to the Company’s Secretary at the following address: 1600 Faraday Avenue, Carlsbad, CA 92008.

The Board of Directors and the Nominating and Corporate Governance Committee believe that the Nominating and Corporate Governance Committee’s current member composition satisfies the rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs committee composition, including the requirement that committee members all be “independent directors” as that term is defined by NASD Rule 4200 (a)(15) and the definition of “independent” under the Sarbanes-Oxley Act of 2002.

AUDIT COMMITTEE REPORT TO STOCKHOLDERS

The following is a copy of the report made by the Audit Committee to the Board of Directors in February 2004.

To the Board of Directors of Invitrogen Corporation:

We have reviewed and discussed with management Invitrogen’s audited financial statements as of and for the year ended December 31, 2003.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

We have received and reviewed reports from the independent auditors regarding (1) all critical accounting policies used in connection with the audit of Invitrogen’s financial statements as of and for the year ended December 31, 2003; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (3) all other material written communications between the independent auditors and management.

Based upon the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors, that the financial statements referred to above be included in Invitrogen’s Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Raymond V. Dittamore, Audit Committee Chair

Balakrishnan S. Iyer, Audit Committee Member

Bradley G. Lorimier, Audit Committee Member

INFORMATION REGARDING CHANGE OF INDEPENDENT AUDITORS

On April 5, 2002, the Board of Directors of the Company, upon the recommendation of its Audit Committee, dismissed Arthur Andersen LLP (“Arthur Andersen”) as the Company’s independent public accountants and engaged Ernst & Young LLP to serve as the Company’s independent public accountants for the fiscal year ending December 31, 2002.

Arthur Andersen’s reports on the Company’s consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the Company’s fiscal years ended December 31, 2001 and 2000, and through April 5, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen’s satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with Arthur Andersen’s report on the Company’s consolidated financial statements for such years and interim period; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 9, 2002 is a copy of Arthur Andersen’s letter, dated April 8, 2002, stating its agreement with such statements.

During the fiscal years ended December 31, 2001 and 2000, and through April 5, 2002, the Company did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table sets forth the aggregate fees agreed to by the Company for the annual and statutory audits for the fiscal years ended December 31, 2003 and 2002, and all other fees paid by the Company during 2003 and 2002 to its principal accounting firm, Ernst & Young LLP:

	For the Years Ended December 31,
(in thousands)	2003	2002
Audit Fees	$869	$680
Audit-Related Fees	294	213
Tax Fees	389	139
All Other Fees	86	130

	$1,638	$1,162

The Audit Committee has determined that the rendering of all non-audit services by Ernst & Young, LLP is compatible with maintaining the auditor’s independence. The non-audit fees listed under “All other fees” above were incurred for advice related to a dispute between the Company and the U.S. Department of Veterans Affairs, which has recently been settled. The Audit Committee approves non-audit services by Ernst & Young LLP on an ad hoc basis, and has vested authority with Raymond V. Dittamore, the chairman of the Audit Committee, to approve non-audit services as needed.

COMPENSATION AND ORGANIZATION COMMITTEE REPORT TO STOCKHOLDERS

What are the Compensation and Organization Committee’s responsibilities?

In fiscal 2003, the Compensation and Organization Committee (referred to below as the “Committee”) was responsible for setting and administering our overall compensation policies and the annual compensation of the CEO and other executive officers. The Company’s executive compensation is designed to be closely linked to long-term corporate performance and returns to stockholders. To this end, we have developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company’s success in meeting specified performance goals and to appreciation in our stock price over time. The overall objectives of this strategy are to attract and retain executive talent of the highest quality, to motivate these executives to achieve the goals inherent in our strategy, to link executive and stockholder interests through equity-based compensation and to provide a compensation package that recognizes individual contributions as well as overall business results.

The Committee reviews and determines the compensation of the officers of the Company who are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, including the individuals named in the Summary Compensation Table, and reviews the compensation policies and pay practices employed with respect to all of the Company’s other executive-level employees. This practice is designed to ensure consistency throughout the executive compensation program. The key elements of our executive compensation program consist of base salary, cash bonuses, a long term incentive plan, stock options and restricted stock. The Committee’s policies with respect to each of these elements, including the bases for the compensation awarded to Mr. Lucier and Mr. Glynn in 2003, are discussed below.

How are the Company’s executive officers compensated?

Salary.    The Company strives to offer salaries to its executive officers that are competitive in its industry and in its geographic regions for similar positions requiring similar qualifications. In determining executive officers’ salaries, the Committee considers salary surveys of companies in similar industries, and of similar size and geographic location. Companies selected for salary comparisons are not necessarily the same companies used to compare stock performance in the chart under the heading “Comparison of Stockholder Return.” In addition to competitive industry salaries, the Committee also takes into account the subjective assessment of the nature of the position; the contribution and experience of the officer, and the length of the officer’s service.

Each year the Committee evaluates the performance and sets the salary of our executive officers subject to Section 16 of the Securities Exchange Act of 1934. Performance evaluations for individual executive officers are based on individual goals and accomplishments. The goals of executive officers are based on their individual management responsibilities. In addition to reviewing the results of the performance of the individuals and information concerning competitive salaries, the Committee considers the Company’s financial condition and performance in evaluating salary adjustments. The salaries are evaluated by the Committee, with each member using his personal judgment and subjective factors to assess performance.

Bonuses.    The Company seeks to provide additional incentives and rewards to executive officers who make contributions of outstanding value. For this reason, we may award incentive compensation which can comprise a substantial portion of the total compensation of executive officers when earned and paid. Cash bonuses are based on an evaluation of personal performance and existing salary as well as a formula-based evaluation of company performance.

Long-Term Incentive Plan.    The Company seeks to retain executives with outstanding performance over the long-term. Therefore the Committee has approved a long-term incentive plan to encourage executives to stay with the Company and continue to deliver stockholder value. Long Term Incentive Plan payments are made to executives who remain with the company for three years or more.

Stock Options and Restricted Stock.    The Committee believes that equity ownership provides significant additional incentive to executive officers to maximize value for the Company’s stockholders, and therefore makes periodic grants of stock options under the Invitrogen Corporation 1997 Stock Option Plan to those officers (as well as other employees). Such options are granted at the prevailing market price, and will only have value if our stock price increases over the exercise price. Therefore, the Committee believes that stock options serve to align the interest of executive officers closely with other stockholders because of the direct benefit executive officers receive through improved stock performance.

In the fiscal year 2003, the Committee made determinations concerning the size and frequency of option grants for executive officers, after consideration of recommendations from the Chief Executive Officer. Option grants were based upon relative position and responsibilities of each executive officer, historical and expected contributions of each officer, and previous option grants to such executive officers. Options were granted with a goal to provide competitive equity compensation for executive officers compared to executive officers of similar rank in companies of our industry, geographic locations, and size. Generally, these option grants vest over four years. Option grants to executive officers for the fiscal year 2003 are set forth in the table entitled “Option Grants in Last Fiscal Year” in the section entitled “Executive Compensation and Other Matters.”

Restricted Stock.    In addition, the Committee has made grants of restricted stock to certain of its officers under the Invitrogen Corporation 2002 Stock Incentive Plan (formerly the Molecular Probes, Inc. 2002 Stock Incentive Plan), and in the case of the CEO, under a Nonstatutory Stock Option Agreement. Such grants vest over four years, fifty percent upon the completion of two years of service following the grant, and the remaining fifty percent vests upon the completion of four years of service following the grant. Such grants will increase equity ownership by our executives and provides additional incentive for such executives to remain with the Company and continue to deliver exceptional performance.

In the fiscal year 2003, the Committee granted restricted stock to several of its executive officers to induce them to begin employment with the Company. The size of the grants were determined by the Committee with input from management based on the role of the executive officer, with a goal of providing competitive compensation for similar positions.

How is the Company addressing the deductibility of executive compensation?

Section 162(m) of the Internal Revenue Code of 1986 and the related regulations of the Internal Revenue Service limit the amount of compensation a corporation may deduct as a business expense paid to any of its Chief Executive Officer and its four other most highly compensated officers to $1,000,000 each in any year, except to the extent that such compensation qualifies as “performance based” compensation. Although the Committee considers the net cost to the Company in making all compensation decisions (including, for this purpose, the potential limitation on deductibility of executive compensation), there is no assurance that compensation realized with respect to any particular award will qualify as “performance based” compensation or will otherwise be tax deductible by the Company. The Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws as practicable.

Conclusion

The Committee believes that linking executive compensation to individual and company performance results in better alignment of compensation with corporate business goals and stockholder value. As performance goals are met or exceeded, resulting in increased value to stockholders, executives are rewarded commensurately. The Committee believes that compensation paid to its executives during 2003, including the Chief Executive Officer, reflects the Company’s compensation goals and policy.

Members of the Compensation and Organization Committee:

Donald W. Grimm, Compensation and Organization Committee Chair

William J. Mercer, Compensation and Organization Committee Member

Jay M. Short, Ph.D., Compensation and Organization Committee Member

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Who are the nominees for election at the 2004 Annual Meeting of Stockholders?

The Nominating and Corporate Governance Committee recommended Bradley G. Lorimier, Raymond V. Dittamore and David C. U’Prichard, Ph.D. to be nominated by the Board of Directors for election to Class II of the Board at the Annual Meeting of Stockholders. Dr. U’Prichard, a non-incumbent nominee, was referred to the Nominating and Corporate Governance Committee by Spencer Stuart. Spencer Stuart is a search firm, which was paid $62,500 plus travel and related expenses in connection with the search for a board candidate.

In selecting Dr. U’Prichard, the Nominating and Corporate Governance Committee was searching for a candidate with extensive experience in research and development in the pharmaceutical industry. In selecting non-incumbent candidates and reviewing the qualifications of incumbent candidates for the Board of Directors, the Nominating and Corporate Governance Committee also considers the Company’s corporate governance principles, which include the following:

Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the stockholders. They must also have an inquisitive and objective perspective, practical wisdom and mature judgment. They must be actively engaged in the pursuit of information relevant to the Company’s business and must constructively engage their fellow Board members, the CEO, and other members of management in dialogue and decision making. The Board will represent diverse experience at policy-making levels in business and technology in areas that are relevant to the Company’s global activities.

Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time. Directors should offer their resignation in the event of any significant change in their personal circumstances, including a change in their principal job responsibilities.

A supermajority of at least 2/3 of the directors will be independent directors as defined in the NASD rules for companies listed on the Nasdaq National Market. Directors who do not meet the NASD Manual’s independence standards also make valuable contributions to the Board and to the Company through their experience and wisdom.

In general, to be considered independent under the proposed NASD Manual rules, the Board must determine, among other things, that a director does not have any relationships that, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board will make an affirmative finding with respect to the independence of directors not less frequently than annually.

In addition to the policy that a supermajority of the Board members satisfy the independence standards discussed in the section above, members of the Audit Committee must also satisfy additional NASD independence requirements. Specifically, they may not directly or indirectly receive any compensation from the Company other than their directors’ compensation, must not have participated in preparing the financial statements of the Company or any of its subsidiaries during the past three years, and must not be affiliated with the Company except through their membership on the Board and its committees.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Indemnification Agreements

The Company has entered into indemnification agreements with each of its executive officers and directors containing provisions that may require the Company, among other things, to indemnify those officers and directors against liabilities that may arise by reasons of their status or service as officers or directors. The agreements also provide for the Company to advance to the officers and directors expenses that they expect to incur as a result of any proceeding against them as to which they could be indemnified. The Company also intends to execute such agreements with its future directors and executive officers.

Employee Relocation Loans

Prior to July 30, 2002, as part of the restructuring of the Company’s operations in Maryland, the Company provided housing loans during 2002 and 2001 to certain employees, including two of its executive officers, C. Eric Winzer and John A. Cottingham, respectively, upon their relocation from Maryland to Carlsbad. The loans of $150,000 each, are interest free, and the principal amount of the loans will be forgiven in equal one-third increments after the third, fourth, and fifth year of the loans if the executive officer’s employment has not been terminated at such times. The loans will also be forgiven if the Company terminates the executive officer’s employment without Cause (as defined in the related agreements) on or before the fifth anniversary of the loan or upon the death or permanent disability of the executive officer. The loans are secured by the underlying real property purchased by the executive officer. The Company also provided moving expenses, closing costs, and other relocation costs relating to these transfers. Mr. Winzer has since paid off his loan in full as of November 2003.

Settlement Agreement

The Company entered into a Settlement Agreement effective September 9, 2002, with its Senior Vice President, Business Segment Management, Daryl J. Faulkner. Under the terms of this agreement, the Company agreed to pay Mr. Faulkner an aggregate of approximately $157,000 in settlement payments in exchange for a mutual release between Mr. Faulkner and the Company releasing each other from all claims arising out of the Company’s decision not to provide Mr. Faulkner with a relocation loan that was offered to Mr. Faulkner as part of his employment terms. The settlement payments consist of an initial payment of $6,917.72, monthly payments of $740.13 for a period of 56 months beginning on September 30, 2002 and three lump sum payments for an aggregate of $108,663.09. If Mr. Faulkner’s employment with the Company is terminated for cause, the Company has no further obligation to pay any remaining settlement payments. If Mr. Faulkner’s employment with the Company is terminated for reasons other than cause, the Company will have to pay some, and in certain instances, all, of the remaining settlement payments.

Retirement Plans

The Company’s Senior Vice President of Corporate Development is eligible for certain benefits in connection with the Dexter Post Retirement Health Care and Supplemental Retirement Plan from Dexter Corporation.

Nonstatutory Stock Option Agreement

The Company entered into a Nonstatutory Stock Option Agreement with its current President and Chief Executive Officer and Senior Vice President, Research and Development. Such grants vest over four years, fifty percent upon the completion of two years of service following the grant, and the remaining fifty percent vests upon the completion of four years of service following the grant. Such grants will increase equity ownership by our executives and provides additional incentive for such executives to remain with the Company and continue to deliver exceptional performance.

Restricted Stock Agreements

The Company entered into Restricted Stock Agreements with several of its executive officers to induce them to begin employment with the Company. The size of the grants were determined by the Committee with input from management based on the role of the executive officer, with a goal of providing competitive compensation for similar positions. Such grants vest over four years, fifty percent upon the completion of two years of service following the grant, and the remaining fifty percent vests upon the completion of four years of service following the grant. Such grants will increase equity ownership by our executives and provides additional incentive for such executives to remain with the Company and continue to deliver exceptional performance.

Change in Control Agreements

The Company has executed agreements with certain of its officers that would provide benefits following a change in control of the Company. The officers would be provided with cash payments and other benefits under their change-in-control agreements if, within twenty-four months after a change in control, the officer’s employment was involuntary terminated (for reasons other than disability or cause) or if the officer terminated his or her employment for good reason.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation Table

The following table sets forth information for the fiscal years ended December 31, 2003, 2002, and 2001 concerning the compensation of the Chief Executive Officer of the Company and each of the four other most highly compensated executive officers as of December 31, 2003, whose total salary and bonus for the year ended December 31, 2003, exceeded $100,000 for services rendered in all capacities to the Company.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus		Securities Underlying Options	All Other Compensation(1)
Gregory T. Lucier (2) President and Chief Executive Officer	2003 2002 2001	$433,600 — —	$	— — —	675,000 — —	$4,699,189 — —	(3)

James R. Glynn (4) Chief Executive Officer and Chief Executive Officer Emeritus	2003 2002 2001	291,666 379,167 342,708		52,500 73,434 19,688	— 210,000 50,000	— — —

Daryl J. Faulkner Senior Vice President, Business Segment Management	2003 2002 2001	322,692 280,975 253,150		50,164 33,967 78,224	50,000 100,000 —	439,074 847,190 60,904	(5) (6) (7)

Claude D. Benchimol Senior VP, Research and Development	2003 2002 2001	113,076 — —		35,000 — —	100,000 — —	1,949,844 — —	(8)

Benjamin E. Bulkley Senior VP, Commercial Operations	2003 2002 2001	77,307 — —		— — —	100,000 — —	1,918,092 — —	(9)

C. Eric Winzer Chief Financial Officer	2003 2002 2001	308,418 267,417 200,000		33,999 26,510 49,860	30,000 150,000 —	— 307,142 50,000	(10) (11)

(1)	Does not include perquisites paid to any of the listed executives that did not exceed the lesser of $50,000 or 10% of the total salary and bonus reported for the officer.

(2)	Mr. Lucier served as President and Chief Executive Officer commencing May 30, 2003.

(3)	Consists of a sign-on bonus of $750,000 as well as $2,850,750 in restricted stock. Also includes a relocation bonus and relocation fringe pay of $98,439.

(4)	Mr. Glynn served as President and Chief Operating Officer of the Company from December 5, 2002 to May 30, 2003. He then served as Chief Executive Officer Emeritus from May 30, 2003 to July 30, 2003.

(5)	Consists of tax equalization pay of $439,074.

(6)	Consists of foreign service pay of $35,527 and reimbursement for foreign tax liability of $184,895. Also includes a relocation bonus and reimbursement of relocation expenses of $248,568 in connection with Mr. Faulkner’s relocation from the U.K. to Carlsbad, California, and a bonus of $378,200 paid as partial consideration to Mr. Faulkner to terminate his change-in-control agreement with Life Technologies, Inc (“LTI”).

(7)	Consists of foreign service pay of $24,400 and reimbursement for foreign tax liability of $36,504.

(8)	Consists of sign-on bonus of $350,000 as well as $1,469,000 in restricted stock. Also includes a relocation bonus and relocation fringe pay of $130,844.

(9)	Consists of sign-on bonus of $350,000 as well as $1,526,250 in restricted stock valued as of December 31, 2003. Also includes a relocation bonus and relocation fringe pay of $41,842.

(10)	Consists of a relocation bonus and reimbursement of relocation expenses of $105,954 in connection with Mr. Winzer’s relocation from Rockville, Maryland to Carlsbad, California, and a bonus of $201,188 paid as partial consideration to Mr. Winzer to terminate his change-in-control agreement with LTI.

(11)	Consists of a one-time retention bonus of $50,000 paid in connection with the change of control of LTI.

Option Grants in Fiscal Year 2003

Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5%	10%
Gregory T. Lucier	675,000	27.1%	$38.01	5/30/13	$16,135,392	$40,890,252
James R. Glynn	—	—%	—	—	—	—
Daryl J. Faulkner	50,000	2.0%	61.05	10/15/13	1,919,701	4,864,899
Claude D. Benchimol	100,000	4.0%	58.76	9/02/13	3,695,385	9,364,831
Benjamin E. Bulkley	100,000	4.0%	61.05	10/15/13	3,839,402	9,729,798
C. Eric Winzer	30,000	1.2%	61.05	10/15/13	1,151,821	2,918,939

Option Exercises in Fiscal Year 2003 and Year-End Option Values

The table below provides information about stock options exercised during the year ended December 31, 2003 and the number and value of options held by the executive officers described above at December 31, 2003. The closing price of our common stock on December 31, 2003, was $69.91 per share.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-The-Money Options at December 31, 2003
			Exercisable	Unexercisable	Exercisable	Unexercisable
Gregory T. Lucier	—	$—	—	675,000	$—	$21,532,500
James R. Glynn	12,501	426,284	362,221	—	7,287,210	—
Daryl J. Faulkner	—	—	118,062	152,292	2,756,522	3,327,517
Claude D. Benchimol	—	—	—	100,000	—	1,115,000
Benjamin E. Bulkley	—	—	—	100,000	—	886,000
C. Eric Winzer	50,000	1,138,166	47,165	142,084	1,357,608	4,073,846

Employment and Severance Arrangements

Employment Agreement

The Company entered into an Employment Agreement with its current President and Chief Executive Officer effective May 30, 2003. Under the terms of this agreement, upon termination of employment he could receive a payment totaling 1.5 times his annual salary plus 1.5 times an imputed bonus of 75% of his annual salary, and any Long Term Incentive Payments that he would have received within 18 months of the date of termination, which amount to $250,000 payable in March of each year for employment during the prior calendar year. In addition, he could receive continuing health and welfare benefits for eighteen months. The executive would be eligible for these payments and benefits upon his separation from the Company under specified circumstances other than termination for cause. The Employment Agreement was filed as Exhibit 10.57 to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2003, filed with the SEC on August 13, 2003.

Executive Employment and Severance Agreement

The Company entered into an Executive Employment and Severance Agreement effective December 5, 2002, with its former Chief Executive Officer, President and Chief Operating Officer, James R. Glynn. Under the terms of this agreement, upon termination of employment he could receive a consulting fee totaling two times his annual salary plus two times an imputed bonus of 35% of his annual salary, and continuing health and welfare benefits for two years. The executive would be eligible for this fee and these benefits upon his separation from the Company under specified circumstances other than termination for cause. The compensation is contingent upon several conditions, including the executive’s remaining available for consulting for two years and executing a general release. The consulting fee would be payable over the two year consulting period. In addition, the Company agreed to accelerate the vesting (to the extent not already vested) of 212,221 stock options, which became effective January 29, 2003, and to extend the post-employment exercise period for such options. The Executive Employment and Severance Agreement was filed as Exhibit 10.51 to the Company’s Annual Report on Form 10-K for 2002, filed with the SEC on March 7, 2003.

Change in Control Agreements

When the Company acquired Life Technologies in September of 2000, C. Eric Winzer, Daryl J. Faulkner and John A Cottingham, as members of Life Technologies management, were covered by change-in-control agreements. These agreements provided for cash payments and other benefits upon a change in control of Life Technologies and other conditions. These former Life Technologies employees are now executive officers of the Company. These individuals were entitled to benefits under the change-in-control agreements, which were collectible upon separation from the Company. Wishing to retain these individuals and remove a substantial incentive to separate from the Company, the Company offered to exchange the rights under these change-in-control agreements for “pay to stay” contracts with four individuals in the second quarter of 2002. These three individuals and one other employee who was a member of Life Technologies management, but is not an executive officer of the Company, have relinquished their rights under the change-in-control agreements in exchange for payments totaling $1.8 million, in the aggregate, of which $0.9 million was paid in October, 2002, and $0.9 million that will be paid in October, 2004, contingent upon continuing employment and other conditions.

Compensation of Directors

The Company pays its non-employee directors annual compensation as follows. The Chairman of the Board receives annual cash compensation of $100,000. The Chairmen of the Audit Committee, the Compensation and Organizational Development Committee, and the Nominating and Corporate Governance Committee each receive annual cash compensation of $75,000. Members of the Audit Committee, the Compensation and

Organizational Development Committee, and the Nominating and Corporate Governance Committee other than the Chairmen receive annual cash compensation of $62,500, and members of the Board of Directors who do not sit on the Audit Committee, the Compensation and Organizational Development Committee, or the Nominating and Corporate Governance Committee receive annual cash compensation of $50,000. Each non-employee director receives the single highest compensation for which he is eligible. Employee directors do not receive any compensation for their participation on the Board of Directors. No employee director is a member of the Audit Committee, the Compensation and Organizational Development Committee, or the Nominating and Corporate Governance Committee.

Compensation Committee Interlocks and Insider Participation

There were no interlocks or other relationships among the Company’s executive officers and directors that are required to be disclosed under applicable executive compensation disclosure requirements.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of the Company common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (“SEC”). SEC regulations require these individuals to give us copies of all Section 16(a) forms they file.

Based solely on our review of forms that were furnished to us and written representations from reporting persons, we believe that the executive officers, directors and more than 10% stockholders complied with all filing requirements related to Section 16(a), except for the following:

On October 15, 2003 and November 14, 2003, the Board of Directors granted options to several of its executive officers. The Form 4’s for these options as well as options granted to its Chief Accounting Officer were filed on November 12, 2003 and December 1, 2003, respectively, outside the two-day reporting requirement enacted under the Sarbanes-Oxley Act of 2002.

PROTOCOL

We have adopted a code of ethics applicable to all of our employees, including the principal executive officer, principal financial officer, principal accounting officer, our controller, and all of our directors. The code of ethics is called the Invitrogen Protocol, and a copy is filed as Exhibit 14.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, filed on March 3, 2004. The Invitrogen Protocol is posted to our internet site at http://www.invitrogen.com.

COMPARISON OF STOCKHOLDER RETURN

Below is a line graph comparing changes though December 31, 2003, in the cumulative total return on the Company common stock (traded under the symbol IVGN), a broad market index, namely the NASDAQ Stock Market-U.S. Index (the “NASDAQ Index”) and an industry index, namely the NASDAQ Pharmaceutical Stocks Index (the “Industry Index”). The NASDAQ Pharmaceutical Stocks Index, a published industry index, encompasses companies operating under the same 3-digit Standard Industry Code (SIC) as that of the Company. The comparison assumes that on February 26, 1999 (the first day of public trading for our common stock) $100 was invested in the Company’s common stock and in each of the indices and assumes the reinvestment of dividends, where applicable.

PERFORMANCE GRAPH

ITEMS FOR STOCKHOLDER CONSIDERATION

PROPOSAL 1

Election of Directors

The Company has a classified Board of Directors currently consisting of three Class I directors (Gregory T. Lucier, James R. Glynn and Donald W. Grimm), three Class II directors (Bradley G. Lorimier, Raymond V. Dittamore, and David E. McCarty) and three Class III directors (Balakrishnan S. Iyer, William J. Mercer and Jay M. Short, Ph.D.), who will serve until the annual meetings of stockholders to be held in 2006, 2004, and 2005, respectively, and until their respective successors are duly elected and qualified. Directors in a class are elected for a term of three years to succeed the directors in such class whose terms expire at such annual meeting, or a shorter term to fill a vacancy in another class of directors.

The nominees for election at the 2004 Annual Meeting of Stockholders to serve as directors in Class II of the Board of Directors are Bradley G. Lorimier, Raymond V. Dittamore, and David C. U’Prichard, Ph.D. If elected, these nominees will serve as directors until the annual meeting of stockholders in 2007, and until their successors are elected and qualified.

If a nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election, the proxies may be voted for such substitute nominee as the proxy holders may designate.

If a quorum is present, either in person or by proxy, the three nominees for Class II who receive the greatest number of votes cast will be elected as Class II directors. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Neither abstentions nor broker non-votes will have any effect upon the outcome of voting with respect to the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE NOMINEES NAMED ABOVE.

PROPOSAL 2

Ratification of Appointment of Independent Public Accountants

The Board of Directors has selected Ernst & Young LLP as the independent public accountants to audit our financial statements for the fiscal year ended December 31, 2004. Representatives of Ernst & Young LLP are expected to be present at the annual meeting of stockholders with the opportunity to make a statement if the representatives desire to do so, and are expected to be available to respond to appropriate questions.

Vote Required and Board of Directors Recommendation

The affirmative vote of the holders of a majority of the shares of common stock cast at the meeting is required for adoption of this proposal. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Neither abstentions nor broker non-votes will have any effect upon the outcome of voting with respect to the ratification of independent public accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPOINTMENT

OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT PUBLIC

ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

PROPOSAL 3

Adoption of the Invitrogen Corporation 2004 Equity Incentive Plan

At the annual meeting, the stockholders will be asked to approve the Invitrogen Corporation 2004 Equity Incentive Plan (the “2004 Plan”). The Compensation and Organization Committee of the Board of Directors adopted the 2004 Plan on February 10, 2004, subject to its approval by stockholders. The 2004 Plan is intended to replace our 1997 Stock Option Plan, 2000 Nonstatutory Stock Option Plan, 2001 Stock Incentive Plan (formerly the Molecular Probes, Inc. 2001 Stock Incentive Plan) and 2002 Stock Incentive Plan (formerly the Molecular Probes, Inc. 2002 Stock Incentive Plan) (collectively our “Prior Plans”), which will, after approval by the stockholders of the 2004 Plan, all be terminated and no new awards granted thereunder.

The Board of Directors believes that the Company must offer a competitive equity incentive program if it is to continue to successfully attract and retain the best possible candidates for positions of responsibility within the Company. The Board of Directors expects that the 2004 Plan will be an important factor in attracting, retaining and rewarding the high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to enhance our growth and profitability. The proposed 2004 Plan is intended to ensure that the Company will continue to have available a reasonable number of shares to meet these goals.

The 2004 Plan is also designed to preserve the Company’s ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain awards granted under the 2004 Plan. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or to any of the four other most highly compensated officers of a publicly held company. However, certain types of compensation, including performance-based compensation, are generally excluded from this deductibility limit. To enable compensation in connection with stock options, certain restricted stock grants, performance shares and performance units awarded under the 2004 Plan to qualify as “performance-based” within the meaning of Section 162(m), the 2004 Plan limits the sizes of such awards as further described below. While the Company believes that compensation in connection with such awards under the 2004 Plan generally will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a change in control of the Company, compensation paid in settlement of performance share and performance unit awards may not qualify as “performance-based.” By approving the 2004 Plan, the stockholders will be approving, among other things, eligibility requirements for participation in the 2004 Plan, financial performance measures upon which specific performance goals applicable to certain awards would be based, limits on the numbers of shares or compensation that could be made subject to certain awards, and the other material terms of the awards described below.

Summary of the 2004 Plan

The following summary of the 2004 Plan is qualified in its entirety by the specific language of the 2004 Plan, a copy of which is available to any stockholder upon request.

General.    The purpose of the 2004 Plan is to advance the interests of the Company by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors upon whose judgment, interest and efforts the Company’s success is dependent and to provide them with an equity interest in the success of the Company in order to motivate superior performance. These incentives are provided through the grant of stock options (including indexed options), stock appreciation rights, restricted stock purchase rights, restricted stock bonuses, restricted stock units, performance shares, performance units and deferred stock units.

Authorized Shares.    Assuming the 2004 Plan is approved by the stockholders, all of our Prior Plans shall be terminated and a total of five million seven hundred thousand (5,700,000) shares of our Common Stock will have been reserved for the granting of new awards under the 2004 Plan. However, the actual 2004 Plan share reserve shall also include all of the options and other awards the Company has granted which are still outstanding as of

April 29, 2004 (collectively the “Prior Awards”) to the extent any such Prior Award expires, lapses or otherwise terminates for any reason without having been exercised or settled in full, or if any shares subject to forfeiture or repurchase are forfeited or repurchased by the Company. Consequently, the maximum number of shares which may be granted under the 2004 Plan, assuming all of the Prior Awards actually do expire, terminate or otherwise lapse unexercised and are returned to the 2004 Plan share reserve, shall equal thirteen million five hundred and sixteen thousand (13,516,000). If any award granted under the 2004 Plan expires, lapses or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company, any such shares that are reacquired or subject to such a terminated award will again become available for issuance under the 2004 Plan. Upon any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure, appropriate adjustments will be made to the shares subject to the 2004 Plan, to the award grant limitations and to all outstanding awards.

Share Accounting.    Any shares of our Common Stock which are granted under the 2004 Plan in the form of stock options or stock appreciation rights shall be counted against the 2004 Plan share reserve as one share of our Common Stock for every one share subject to the stock option or stock appreciation right. However, any shares of our Common Stock, which are granted under the 2004 Plan in an award form other than stock options or stock appreciation rights, shall be counted against the 2004 Plan share reserve as 1.6 shares of our Common Stock for every one share subject to such award.

Administration.    The 2004 Plan will be administered by the Compensation and Organizational Development Committee of the Board of Directors duly appointed to administer the 2004 Plan, or, in the absence of such committee, by the Board of Directors. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration must be by a compensation committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). (For purposes of this summary, the term “Committee” will refer to either such duly appointed committee or the Board of Directors.) Subject to the provisions of the 2004 Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise its discretion required by Section 162(m), amend, cancel, renew, or grant a new award in substitution for, any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. However, the 2004 Plan forbids, without stockholder approval, the repricing of any outstanding stock option and/or stock appreciation right. The 2004 Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2004 Plan. The Committee will interpret the 2004 Plan and awards granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the 2004 Plan or any award.

Eligibility.    Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporations of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of February 11, 2004, the Company had approximately 3800 employees, including ten executive officers, approximately 30 consultants, and nine directors who would be eligible under the 2004 Plan.

Stock Options.    Each option granted under the 2004 Plan must be evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the 2004 Plan. The exercise price of each option may not be less than the fair market value of a share of Common Stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “Ten Percent Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of Common Stock on the date of grant. The exercise price of each indexed stock option, and the terms and adjustments which may be made to such an option, will be determined by the Committee in its sole discretion at the time of grant. On March 10, 2004, the closing price of the Company’s Common Stock on the Nasdaq National Market was $68.52 per share. Subject to appropriate adjustment in the event of any change in the capital structure of the Company, no employee may be granted in any fiscal year of the Company options which in the aggregate are for more than one million (1,000,000) shares, provided however, that the Company may make an additional one-time grant to any newly-hired employee of a stock option for the purchase of up to an additional five hundred thousand (500,000) shares.

The 2004 Plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent, by the assignment of the proceeds of a sale with respect to some or all of the shares being acquired upon the exercise of the option, to the extent legally permitted, by tender of shares of Common Stock owned by the optionee having a fair market value not less than the exercise price, by such other lawful consideration as approved by the Committee, or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the optionee has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the optionee’s surrender of a portion of the option shares to the Company.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2004 Plan is ten years, provided that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding five years. The Committee will specify in each written option agreement, and solely in its discretion, the period of post-termination exercise applicable to each option.

Stock options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee’s lifetime only by the optionee. However, a nonstatutory stock option may be assigned or transferred to the extent permitted by the Committee in its sole discretion.

Stock Appreciation Rights.    Each stock appreciation right granted under the 2004 Plan must be evidenced by a written agreement between the Company and the participant specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the 2004 Plan.

A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of Company Common Stock between the date of grant of the award and the date of its exercise. The Company may pay the appreciation either in cash or in shares of Common Stock. The Committee may grant stock appreciation rights under the 2004 Plan in tandem with a related stock option or as a freestanding award. A tandem stock appreciation right is exercisable only at the time and to the same extent that the related option is exercisable, and its exercise causes the related option to be canceled. Freestanding stock appreciation rights vest and become exercisable at the times and on the terms established by the Committee. A stock appreciation right may not be granted at less than the fair market value of a share of Company Common Stock on the date of grant. The maximum term of any stock appreciation right granted under the 2004 Plan is ten years. Subject to appropriate adjustment in the event of any change in the capital structure of the Company, no employee may be granted in any fiscal year of the Company sock appreciation rights which in the aggregate are for more than one million (1,000,000) shares, provided however, that the Company may make an additional one-time grant to any newly-hired employee of a stock appreciation right for the purchase of up to an additional five hundred thousand (500,000) shares.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant.

Restricted Stock Awards.    The Committee may grant restricted stock awards under the 2004 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase Common Stock, or in the form of a restricted stock bonus, for which the participant furnishes consideration in the form of services to the Company. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our Common Stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, and the shares acquired may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant’s termination of service. Participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award. Subject to appropriate adjustment in the event of any change in the capital structure of the Company, no employee may be granted in any fiscal year of the Company more than one hundred thousand (100,000) shares of restricted stock on which the restrictions are based on performance criteria, provided however, that the Company may make an additional one-time grant to any newly-hired employee of a restricted stock award of up to an additional fifty thousand (50,000) shares.

Restricted Stock Units.    The Committee may grant restricted stock units under the 2004 Plan which represent a right to receive shares of Common Stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of performance goals similar to those described below in connection with performance shares and performance units, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of Common Stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to receive dividend equivalents, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends we pay. Subject to appropriate adjustment in the event of any change in the capital structure of the Company, no employee may be granted in any fiscal year of the Company more than one hundred thousand (100,000) restricted stock units on which the restrictions are based on performance criteria, provided however, that the Company may make an additional one-time grant to any newly-hired employee of restricted stock units of up to an additional fifty thousand (50,000) shares.

Performance Awards.    The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant. These awards may be designated as performance shares or performance units. Performance shares and performance units are unfunded bookkeeping entries generally having initial values, respectively, equal to the fair market value determined on the grant date of a share of Common Stock and $100 per unit. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of Common Stock (including shares of restricted stock) or any combination thereof. Subject to appropriate adjustment in the event of any change in the capital structure of the Company, for each fiscal year of the Company contained in the applicable performance period, no employee may be granted performance shares that could result in the employee receiving more than six hundred thousand (600,000) shares of Common Stock or performance units that could result in the employee receiving more than four million dollars ($4,000,000). A participant may receive only one performance award with respect to any performance period.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each parent and subsidiary corporation consolidated therewith for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures, which may be used individually or in tandem with other measures: revenue, gross margin, operating margin, operating income, pre-tax profit, earnings before interest, taxes, depreciation and/or amortization, net income, cash flow, expenses, stock price, earnings per share, return on stockholder equity, return on capital, return on net assets, economic value added, number of customers, market share, same store sales, return on investment, profit after tax and guest and/or customer satisfaction. The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures will, according to criteria established by the Committee, be computed before the effect of changes in accounting standards, restructuring charges and similar extraordinary items occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable to the participant on the basis of the performance goals attained. However, no such reduction may increase the amount paid to any other participant. In its discretion, the Committee may provide for the payment to a participant awarded performance shares of dividend equivalents with respect to cash dividends paid on the Company’s Common Stock. Performance award payments may be made in lump sum or in installments. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death, disability or retirement prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the 2004 Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Deferred Stock Awards.    The 2004 Plan provides that certain participant’s who are executives or members of a select group of highly compensated employees may elect to receive, in lieu of payment in cash or stock of all or any portion of such participant’s cash and/or stock compensation, an award of deferred stock units. A participant electing to receive deferred stock units will be granted automatically, on the effective date of such deferral election, an award (a “Deferred Stock Unit Award”) for a number of stock units equal to the amount of the deferred compensation divided by an amount equal to the fair market value of a share of our Common Stock as quoted by the national or regional securities exchange or market system on which the Common Stock is listed on the date of grant. A stock unit is an unfunded bookkeeping entry representing a right to receive one share of our Common Stock in accordance with the terms and conditions of the Deferred Stock Unit Award. Participant’s are not required to pay any additional cash consideration in connection with the settlement of a Deferred Stock Unit Award. A participant’s compensation not paid in the form of a Deferred Stock Unit Award will be paid in cash in accordance with the Company’s normal payment procedures.

Each Deferred Stock Unit Award will be evidenced by a written agreement between the Company and the participant specifying the number of stock units subject to the award and the other terms and conditions of the Deferred Stock Unit Award, consistent with the requirements of the 2004 Plan. Deferred Stock Unit Awards are fully vested upon grant and will be settled by distribution to the participant of a number of whole shares of Common Stock equal to the number of stock units subject to the award terms and the participant’s election. A holder of stock unit has no voting rights or other rights as a stockholder until shares of Common Stock are issued to the participant in settlement of the stock unit. However, participants holding stock units will be entitled to receive dividend equivalents with respect to any payment of cash dividends on an equivalent number of shares of Common Stock. Such dividend equivalents will be credited in the form of additional whole and fractional stock units determined by the fair market value of a share of Common Stock on the dividend payment date. Prior to settlement, no Deferred Stock Unit Award may be assigned or transferred other than by will or the laws of descent and distribution.

Change in Control.    The 2004 Plan defines a “Change in Control” of the Company as any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the event, direct or indirect beneficial ownership of a majority of the total combined voting power of the voting securities of the Company, its successor or the corporation to which the assets of the Company were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of the Company’s voting stock; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume all outstanding awards or substitute new awards having an equivalent value.

In the event of a Change in Control and the outstanding stock options and stock appreciation rights are not assumed or replaced, then all unexercisable, unvested or unpaid portions of such outstanding awards will become immediately exercisable, vested and payable in full immediately prior to the date of the Change in Control.

In the event of a Change in Control, the lapsing of all vesting conditions and restrictions on any shares subject to any restricted stock award, restricted stock unit and performance award held by a participant whose service with the Company has not terminated prior to the Change in Control may accelerate in accordance with the terms of the award.

Any award not assumed, replaced or exercised prior to the Change in Control will terminate. The 2004 Plan authorizes the Committee, in its discretion, to provide for different treatment of any award, as may be specified in such award’s written agreement, which may provide for acceleration of the vesting or settlement of any award, or provide for longer periods of exercisability, upon a Change in Control.

Termination or Amendment.    The 2004 Plan will continue in effect until the first to occur of (i) its termination by the Committee, (ii) the date on which all shares available for issuance under the 2004 Plan have been issued and all restrictions on such shares under the terms of the 2004 Plan and the agreements evidencing awards granted under the 2004 Plan have lapsed, or (iii) the tenth anniversary of the 2004 Plan’s effective date. The Committee may terminate or amend the 2004 Plan at any time, provided that no amendment may be made without stockholder approval if the Committee deems such approval necessary for compliance with any applicable tax or securities law or other regulatory requirements, including the requirements of any stock exchange or market system on which the Common Stock of the Company is then listed. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2004 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.    An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the determination date (see discussion under “Nonstatutory Stock Options” below) and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under “Nonstatutory Stock Options” below) is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options and Indexed Stock Options.    Options not designated or qualifying as incentive stock options, or as an indexed stock option, will be nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the option is exercised unless the shares are subject to a substantial risk of forfeiture (as in the case where an optionee is permitted to exercise an unvested option and receive unvested shares which, until they vest, are subject to the Company’s right to repurchase them at the original exercise price upon the optionee’s termination of service) and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights.    No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of our Common Stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards.    A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date” (as defined above under “Nonstatutory Stock Options”). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Performance and Restricted Stock Units Awards.    A participant generally will recognize no income upon the grant of a performance share, performance units or restricted stock units award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under “Restricted Stock”). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date” (as defined above under “Nonstatutory Stock Options”), will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Deferred Stock Unit Awards.    A participant generally will recognize no income upon the grant of a Deferred Stock Unit Award. Upon the settlement of such an award, the participant normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of any unrestricted shares of our Common Stock received. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

New Plan Benefits

No awards will be granted under the 2004 Plan prior to its approval by the stockholders of the Company. Awards under the 2004 Plan will be granted at the discretion of the Committee, and, accordingly, are not yet determinable. In addition, benefits under the 2004 Plan, will depend on a number of factors, including the fair market value of the Company’s Common Stock on future dates, actual Company performance against performance goals established with respect to performance awards and decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants under the 2004 Plan.

The affirmative vote of a majority of the votes cast at the meeting, at which a quorum is present, either in person or by proxy, is required to approve the adoption of the proposed 2004 Plan. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have no effect on the vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

The Board believes that the proposed adoption of the 2004 Plan is in the best interests of the Company and its stockholders for the reasons stated above.

THEREFORE, THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” APPROVAL OF THE ADOPTION OF THE 2004 PLAN.

PROPOSAL 4

Amendment to 1998 Employee Stock Purchase Plan

At the annual meeting, the stockholders will be asked to approve and ratify an amendment adopted by the Board of Directors to increase by 500,000 the maximum number of shares of Common Stock that may be issued under the Company’s 1998 Employee Stock Purchase Plan (the “1998 Plan”).

The stockholders initially approved the 1998 Plan with a reserve of 250,000 shares, and subsequently approved additional amendments to increase the share reserve to 850,000. As of March 1, 2004, 251,945 shares remained available for purchase by participants. To enable participants to continue to participate in the 1998 Plan, the Board of Directors approved an amendment to the 1998 Plan, subject to ratification by the stockholders at the Annual Meeting, to reserve an additional 500,000 shares for issuance under the 1998 Plan.

Summary of the 1998 Plan

The following summary of the 1998 Plan is qualified in its entirety by the specific language of the 1998 Plan, a copy of which is available to any shareowner without charge and upon request.

General.    The 1998 Plan is intended to qualify as an “employee stock purchase plan” under section 423 of the Internal Revenue Code (the “Code”). Each participant will be granted upon entry into an offering period under the 1998 Plan the right to purchase (a “Purchase Right”) through accumulated payroll deductions up to a number of shares of the Common Stock of the Company determined in accordance with the 1998 Plan. A participant’s Purchase Right will be automatically exercised on each successive purchase date during the offering period unless the Purchase Right has terminated prior to such date.

Shares Subject to Plan.    As amended, the 1998 Plan provides for the issuance of a maximum of 850,000 of the Company’s authorized but unissued or reacquired shares of Common Stock may be issued under the 1998 Plan, subject to appropriate adjustment in the event of any stock dividend, stock split, reverse stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the receipt of consideration by the Company. If any Purchase Right expires or terminates, the shares subject to the unexercised portion of such Purchase Right will again be available for issuance under the 1998 Plan.

Administration.    The 1998 Plan will be administered by the Board of Directors or a duly appointed committee of the Board of Directors (the “Plan Administrator”). Subject to the provisions of the 1998 Plan, the Plan Administrator determines the terms and conditions of Purchase Rights granted under the plan. The Company may adopt such rules, policies, procedures, limitations or guidelines as it deems advisable for proper administration of the plan, consistent with the requirements of section 423 of the Code. The Plan Administrator will interpret the 1998 Plan, and decisions of the Plan Administrator are final and binding on all parties having an interest in the plan.

Eligibility.    All employees of the Company or of any parent or subsidiary corporation of the Company designated by the Plan Administrator for inclusion in the 1998 Plan is eligible to participate in the plan. However, no employee who owns or holds options to purchase, or who, as a result of being granted a Purchase Right under the 1998 Plan, would own or hold options to purchase, 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary corporation of the Company may be granted a Purchase Right under the 1998 Plan. As of March 1, approximately 1,800 employees, including 10 executive officers, are eligible to participate in the 1998 Plan

Offering Periods.    Shares of Common Stock are offered under the 1998 Plan through a series of successive offering periods having a duration established by the Board of Directors not exceeding 24 months. Generally, offering periods have had durations of 24 months and have been comprised of a series of eight (8) quarterly purchase intervals commencing on the first business days of February, May, August and November of each year.

Purchases occur on the last day of each purchase interval. Should the fair market value per share of Common Stock on any purchase date during an offering period (other than the final purchase date of any offering period) be less than the fair market value per share at the start of the offering period, then that offering period will automatically terminate immediately following the purchase of shares and a new offering period will commence on the next business day following the purchase date. A participant may participate in only one offering period under the 1998 Plan at any given time.

Participation and Purchase of Shares.    Eligible employees may commence participation in the 1998 Plan at the beginning of an offering period. These entry dates will generally occur on the first business days of February, May, August and November of each year. To enroll in the plan, an eligible employee must authorize payroll deductions prior to the applicable entry date. Payroll deductions may not exceed 15% of a participant’s base compensation (as defined by the 1998 Plan) during each purchase interval within an offering period, unless a different limit is established by the Plan Administrator. A participant’s authorized payroll deductions will continue throughout the offering period, unless (i) the participant makes an election to increase or decrease the rate of or to stop his or her payroll deductions, (ii) the participant voluntarily terminates his or her Purchase Right, or (iii) the participant ceases to be eligible to participate in the 1998 Plan. Upon termination of a participant’s Purchase Right, the Company will refund without interest the participant’s accumulated payroll deductions not previously applied to the purchase of shares. Once a participant’s Purchase Right in an offering period has terminated, the participant may not resume participation in the same offering period and may only resume participation by enrolling in a subsequent offering period.

Subject to certain limitations, each participant in an offering period will be granted on his or her entry date a Purchase Right exercisable for the lesser of 5,000 shares of Common Stock (as determined for the entire offering period), or that number of whole shares determined by dividing the participant’s payroll deductions accumulated during the purchase interval ending on the purchase date by the applicable purchase price. However, no participant may be granted a Purchase Right that would permit the participant to purchase shares of Common Stock under the 1998 Plan or any other employee stock purchase plan of the Company or of any parent or subsidiary corporation of the Company having a fair market value exceeding $25,000 for each calendar year (measured by the fair market value of the Company’s Common Stock on the date the Purchase Right would be granted) in which the Purchase Right is outstanding at any time. Purchase Rights are nontransferable and may only be exercised by the participant.

As soon as practicable after the last business day of each purchase interval during an offering period, the Company will issue to each participant in the offering period the number of shares of the Company’s Common Stock determined by dividing the amount of payroll deductions accumulated for the participant during the purchase interval by the purchase price, subject to the limitations described above. The price at which shares are sold under the 1998 Plan will be established by the Plan Administrator but may not be less than 85% of the lesser of the fair market value per share of Common Stock on the participant’s entry date into the offering period or on the purchase date. Fair market value means the closing price of a share of our Common Stock on any given date. On March 10, 2004, the closing price of the Company’s Common Stock on the Nasdaq National Market was $68.52 per share. Any payroll deductions under the 1998 Plan not applied to the purchase of shares on any purchase date will be returned to the participant without interest, unless the amount remaining is less than the amount necessary to purchase a whole share of Common Stock, in which case the remaining amount may be applied to purchase shares on the next purchase date.

Change in Control.    In the event of a merger or consolidation to which the Company is a party or a sale or exchange of Company voting securities by the stockholders in which securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding such securities immediately prior to the transaction or the sale, exchange or transfer of all or substantially all of the assets of the Company, each outstanding Purchase Right may be assumed by the surviving, continuing or purchasing corporation or parent corporation thereof. However, if such corporation elects not to assume the outstanding Purchase Rights, they will be exercised on a date prior to the effective date of such transaction specified by the Plan Administrator.

Termination or Amendment.    The 1998 Plan will continue until terminated by the Plan Administrator or until all of the shares reserved for issuance under the plan have been issued. The Plan Administrator may at any time amend or terminate the 1998 Plan, except that the approval of the Company’s stockholders is required within twelve months of the adoption of any amendment increasing the number of shares authorized for issuance under the 1998 Plan or changing the definition of the corporations which may be designated by the Plan Administrator as corporations the employees of which may participate in the 1998 Plan.

Summary of United States Federal Income Tax Consequences

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the 1998 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

The 1998 Plan is intended to qualify as an “employee stock purchase plan” within the meaning of section 423 of the Code. Provided that the 1998 Plan so qualifies, there are generally no tax consequences to an employee of either being granted a Purchase Right or purchasing shares.

The tax consequences of a disposition of shares acquired under the 1998 Plan vary depending on the period such stock is held before its disposition. If a participant disposes of shares within two years after his or her entry date into the offering period in which the shares are acquired or within one year after the purchase date on which the shares are acquired (a “disqualifying disposition”), the participant recognizes ordinary income in the year of disposition in an amount equal to the difference between the fair market value of the shares on the purchase date and the purchase price. Such income is not currently subject to income tax withholding, and the proposed regulations discussed above would continue this treatment. Any additional gain or resulting loss recognized by the participant from the disposition of the shares is a capital gain or loss.

If the participant disposes of shares more than two years after his or her entry date into the offering period in which the shares are acquired and more than one year after the purchase date on which the shares are acquired, the participant recognizes ordinary income in the year of disposition in an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of disposition and the purchase price or (ii) the difference between the fair market value of the shares on the entry date and the purchase price (determined as if the Purchase Right were exercised on the entry date). Any additional gain recognized by the participant on the disposition of the shares is a capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there is no ordinary income, and the loss recognized is a capital loss.

A capital gain or loss will be long-term if the participant holds the shares for more than 12 months and short-term if the participant holds the shares for 12 months or less. Currently, long-term capital gains are generally subject to a maximum tax rate of 15%.

If the participant disposes of the shares in a disqualifying disposition, the Company should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. In all other cases, no deduction is allowed the Company.

New Plan Benefits

Because benefits under the 1998 Plan will depend on employees’ elections to participate and to purchase shares under the 1998 Plan at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees. Non-employee directors are not eligible to participate in the 1998 Plan.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting is required for adoption of this proposal. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum. However, Abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Board of Directors believes that the opportunity to purchase shares under the 1998 Plan is an important factor in motivating and maintaining the morale of the Company’s valuable employees. The Board believes equity-based reward programs such as the 1998 Plan are valuable tools to retain the Company’s valued employees and to closely align their interests with those of our stockholders. Consequently, the Board believes that it is in the best interests of our stockholders to approve the adoption of the 1998 Plan.

THEREFORE, THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE 1998 PLAN.

ADDITIONAL INFORMATION

Advance Notice Procedures.    Our bylaws require that, for business to be properly brought by a stockholder before an annual meeting, notice must be delivered to or mailed by the stockholder and received at The Company not less than 120 days prior to the anniversary of the date of the prior year’s proxy statement, except if we did not hold an annual meeting the previous year, or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials.

Stockholder Proposals for the Next Annual Meeting.    All stockholder proposals that are intended to be presented at the 2005 Annual Meeting of Stockholders of the Company must be received by the Company at our offices at 1600 Faraday Ave., Carlsbad, California 92008, ATTN: Corporate Secretary, no later than November 22, 2004, for inclusion in the Board of Directors’ proxy statement and form of proxy relating to the meeting. Any stockholder who intends to present a proposal at the Company’s 2005 Annual Meeting of Stockholders without requesting the Company to include such proposal in the Company’s proxy statement must notify the Company no later than February 5, 2005, of his, her or its intention to present the proposal. Otherwise, the Company may exercise discretionary voting with respect to such stockholder proposal pursuant to authority conferred on the Company by proxies to be solicited by the Board of Directors of the Company and delivered to the Company in connection with the meeting.

Stockholder Communication to the Board.    Any stockholder communications to the Board should be forwarded to the attention of the Corporate Secretary at our offices at 1600 Faraday Ave., Carlsbad, California 92008. Our Corporate Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the Chairman of the Board, the Board of Directors, the Audit Committee, the Compensation and Organizational Development Committee or the Nominating or Corporate Governance Committee as appropriate.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business the Board of Directors intends to present or knows that others will present at the annual meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors

John A. Cottingham

Vice President, General Counsel & Secretary

March 24, 2004

Carlsbad, California

[GRAPHIC APPEARS HERE]

AUDIT COMMITTEE CHARTER

General Statements of Policy

The Audit Committee (“Committee”) of the Board of Directors (“Board”) reports directly to the Board and assists it in fulfilling its oversight responsibilities to stockholders, potential stockholders, the investment community, and others related to (i) the integrity of the Company’s financial statements; the financial reporting process; the systems of internal accounting and financial controls, (ii) the performance of the Company’s internal audit function and independent auditors; (iii) the independent auditor’s qualifications and independence; and (iv) the Company’s compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors, and management of the Company.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and authority to engage independent counsel and other advisors as it determines necessary to carry out its duties.

Membership

Number of Members/Independence. The Committee shall consist of three or more Board members who are independent of management and the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member.

Financial Literacy. All members of the Committee shall be financially literate, and at least one member of the Committee shall be a “financial expert,” as defined by SEC regulations. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. Members of the Committee shall be appointed and removed at the discretion of the Board.

Meetings

Timing of Meetings/Procedures. The Committee’s regular meetings shall coincide with the regular quarterly meetings of the Board. The business of the Committee shall be conducted at its regular meetings, at special meetings or by unanimous written consent. Special meetings may be called by any Committee member or by the Chairman of the Board. Adequate notice of the place, date, and time of each special meeting of the Committee shall be given in accordance with such policies and procedures adopted by the Committee from time to time. At any meeting of the Committee, the greater of 2 members or a majority of the members of the Committee shall constitute a quorum.

Meetings with Management and Auditors. The Committee shall meet separately periodically with management, the internal auditors, and the independent auditors to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the Committee. The Committee shall review with the independent auditor any audit problems or difficulties and management’s response.

Records and Reports

The Committee, with the assistance of the Corporate Secretary, shall maintain a record of the Committee’s actions. The Committee shall report to the Board of Directors on any matter that the Committee deems necessary or desirable for the Board to carry out its duties.

Duties and Responsibilities

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, so that it can most effectively react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate “tone” for high quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

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Annual Audit

1. Oversight of Independent Auditors. The Committee shall be directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The Committee shall preapprove all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the audit Committee. The decisions of any audit Committee member to whom pre-approval authority is delegated must be presented to the full audit Committee at its next scheduled meeting.

2. Annual Report from Auditors. At least annually, the Committee shall obtain and review a report by the independent auditors describing:

a.	The firm’s internal quality control procedures.

b.	Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

c.	All relationships between the independent auditor and the Company (to assess the auditor’s independence).

3. Additional Audit Related Activities. In addition to the foregoing activities, the Committee shall:

a. Set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and NASDAQ listing standards;

b. Receive regular reports from the independent auditor on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management;

c. Review, assess and report to the Board on the annual performance of the Independent Auditor and the Chief Financial Officer;

d. Review any proposed discharge of outside auditors or the Chief Financial Officer; and

e. Report to the Board the results of the external audit, the audited financial statements, the auditor’s management letter, and management’s response.

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Compliance

In accordance with its oversight responsibilities relating to legal and regulatory compliance, the Committee shall take the following actions.

1. Internal Controls

a. The Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s policies and procedures to assess, monitor, and manage business risk.

b. The Committee shall review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

c. The Committee shall review and discuss with the internal auditors matters related to the internal audit functions, including: (i) purpose, authority and organizational reporting lines and (ii) annual audit plan, budget and staffing.

d. The Committee shall review the results of the internal audit program with the internal auditors at least annually.

2. Reporting Systems. The Committee shall:

a. Assure that the Company has the information, reporting systems, procedures, policies and controls in place to promote compliance by employees, management, and the Board, with laws, regulations, and the Company’s Code of Conduct and monitor the operation of those systems, procedures and policies;

b. Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing matters, and matters relating to the Code of Conduct, and the confidential, anonymous submission by employees of concerns regarding such matters;

c. Receive corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty;

3. Investigations. The Committee shall promptly investigate and address concerns or compliance failures raised by internal reporting or compliance procedures or by the Independent Auditor.

4. Approval of Related Party Transactions. The Committee shall review and approve all related-party transactions. (For these purposes, a “related party” is one who can exercise control or significant influence over another party, to the extent that one of the parties may be prevented from pursuing its own separate interests.)

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Periodic Reporting and Earnings Press Releases

1. Form lO-Q. The Committee shall review the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations prior to the filing of the Company’s Quarterly Report on Form lO-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

2. Form 10-K. The Committee shall review with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements, and shall make a recommendation to the Board regarding the inclusion of such statements and disclosures in such Report and any related press release. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

3. Report for Proxy Statement. The Committee shall prepare its report to be included in the Company’s annual proxy statement, as required by SEC regulations.

4. Earnings Press Releases. The committee shall review and discuss with management the financial schedules included in quarterly earnings press releases.

Annual Reviews

1. Charter. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Committee Performance. The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

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INVITROGEN CORPORATION

COMPENSATION AND ORGANIZATIONAL DEVELOPMENT

COMMITTEE CHARTER

This is the charter of the Compensation and Organizational Development Committee (the “Committee”) of the Invitrogen Corporation Board of Directors (the “Board”), which serves at the pleasure of the Board and is subject to its control.

I. General Statements of Policy

A. Statement of Purpose. The purpose of the Committee is to provide guidance to management and to assist the Board in the discharge of its fiduciary responsibilities relating to:

1.	the compensation of the CEO and the officers of the Company who are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934;

2.	the management of the Company’s pension and employee welfare plans;

3.	the organizational structure of senior management;

4.	the succession, retention and training of senior management;

5.	the Company’s overall compensation and benefits programs;

6.	the Company’s overall succession, retention and training programs; and

7	such other matters that directly impact the success of the human resources of the Company.

The Committee’s actions will generally be related to high-level policy and strategy. The administration of the human resource functions will be the responsibility of management.

B. Membership

1.	The Committee shall have a minimum of three directors.

2.	Unless otherwise determined by the Board, all Committee members shall meet the definitions of (i) a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, (ii) an “independent director” as such term is defined in applicable Nasdaq rules, and (iii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. (See definitions, which are current as of February 2001, in Appendix 1.)

3.	The Committee members may appoint one member as the Chairperson of the Committee. The Chairperson shall not serve as the Chairperson of any other standing committee of the Board.

C. Meetings

The business of the Committee shall be conducted at its regular meetings, at special meetings or by unanimous written consent. Special meetings may be called by any Committee member or by the Chairman of the Board. Adequate notice of the place, date, and time of each special meeting of the Committee shall be given in accordance with policies and procedures adopted by the Committee from time to time. At any meeting of the Committee, the greater of 2 members or a majority of the members of the Committee shall constitute a quorum. The Committee, with the assistance of the Corporate Secretary, shall maintain a record of the Committee’s actions.

D. Consultants

The Committee shall have authority to retain consultants of its selection to advise it with respect to the Company’s salary and incentive compensation and benefits programs.

II. Duties & Responsibilities — Compensation

A. Compensation Philosophy

The Committee shall provide guidance in developing the compensation and employee benefits policies of the Company and shall oversee management’s implementation of such policies. The Committee shall periodically review the Company’s general compensation philosophy and its philosophy regarding executive compensation and counsel the CEO and the head of Human Resources regarding different compensation approaches.

B. Executive Compensation

1.	Annual Competitive Market Analysis. The Committee shall review on an annual basis market data, including executive compensation surveys and reports compiled by third-party consultants, to assess the adequacy and competitiveness of the Company’s executive compensation plans.

2.	Input from Management. The Committee shall review recommendations made by the CEO and the head of Human Resources for the compensation of the officers of the Company who are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 and ensure that total compensation paid to such officers is reasonable and competitive.

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3.	Report for Proxy. The Committee shall issue an annual report on executive compensation in accordance with applicable rules and regulations of the Securities and Exchange Commission for inclusion in the Company’s proxy statement.

C. Incentive Compensation Plans

1.	Bonus Plans. The Committee shall have authority to:

a.	recommend incentive bonus plans and amendments thereto to the full Board for approval;

b.	designate employees eligible to participate in the plans;

c.	approve annual financial objectives under such plans; and

d.	approve payments to be made upon achievement of the objectives.

2.	Stock-Related Plans. The Committee shall oversee the administration of any stock plans and stock option plans adopted by the Company. The Committee’s responsibilities shall include:

a.	making recommendations to the Board regarding the adoption, amendment, or termination of such plans;

b.	approving option guidelines and the general size of overall grants;

c.	making grants and delegating the authority to make grants in accordance with such plans;

d.	interpreting the plans;

e.	determining rules and regulations relating to the plans;

f.	modifying or canceling existing grants;

g.	designating employees eligible to participate in the plans; and

h.	imposing limitations, restrictions and conditions upon any award, as the Committee deems appropriate.

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3.	The Committee shall ensure that any payments or grants made under the incentive compensation plans conform to the terms of the plans and any restrictions placed thereon by the Board and/or stockholders.

D. CEO Performance and Compensation

1. Annual Goals. On an annual basis the Committee shall recommend to the full Board for approval an appropriate set of goals and objectives for the CEO for the next year. The goals for the CEO shall include metrics based on the Company’s financial plan for the year, its strategic imperatives, and other matters deemed appropriate by the Committee and the Board.

2. Performance Evaluation. The Committee shall develop and present to the Board for approval an annual process for evaluating the performance of the CEO. The performance evaluation should include a self evaluation by the CEO, input from the CEO’s direct reports, input from all directors, and feedback and guidance to the CEO.

3. CEO Compensation. The Committee shall recommend to the full Board for approval the total compensation of the CEO (including, at the discretion of the Committee, such elements of compensation as salary, bonus, benefits, stock options, and perquisites) based upon (i) the performance evaluation described above, (ii) awards granted to other CEOs in peer companies and industry in general (see benchmarking discussion above), and (iii) the total compensation of the CEO in prior years.

E. Board Compensation

The Committee will review annually the level of compensation and benefits provided by the Company to its directors for services to the Company. The Committee shall review benchmarking data on peer companies related to Board compensation and other relevant data and shall make recommendations on director compensation to the full Board.

F. Stock Ownership

The Committee may establish and periodically review and recommend stock ownership guidelines for Board members and key executives.

G. Employee Loans

The Committee may establish a policy for loans made to employees or non-executive officers after consideration of applicable accounting, tax, and other legal considerations, and shall oversee compliance with such policy.

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H. Employee Pension and Welfare Benefit Plans

The Committee shall:

1.	discharge the ultimate fiduciary responsibilities that reside with the Board for pension and welfare benefit plans (as defined by the Employee Retirement Income Security Act of 1974) sponsored by the Company and all majority owned domestic subsidiaries and render appropriate reports to the Board; and

2.	annually review fiduciary responsibility reports from the Administrators or Administrative Committees of the Company’s welfare benefit plans and pension plans.

III. Duties & Responsibilities – Organizational Development

A. Organizational Structure. The Committee shall consult with the CEO regarding the establishment of senior management positions and provide direction for management in the recruitment of senior management. The hiring and firing of corporate officers, however, shall remain in the discretion of the CEO, upon consultation with the Committee.

B. Chief Executive Officer. The Committee shall provide input to the full Board from time to time relating to the employment and disengagement of the CEO, and shall, as appropriate, assist the Board in recruiting candidates for the CEO position.

C. Succession Planning. The Committee shall oversee management succession (including CEO succession), management development at all levels, and management retention at all levels. The Committee shall ensure that back-up and succession plans for each key officer are current and viable and that there are specific development programs in place to minimize any loss of time or effectiveness in transitions from a current officer to a successor. The Committee shall review such plans at least once a year and provide guidance to management regarding any weaknesses identified by the Committee.

D. Leadership Development. The Committee shall provide guidance to the Human Resources Department relating to leadership development. This might include global talent and organization reviews, leadership assessments, performance reviews, recruiting, leadership training programs, development of the Company’s talent pipeline, and development of alumni networks.

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Appendix 1

Definitions

1.	Non-employee Director. Rule 16b-3 of the Securities Exchange Act of 1934 defines a “non-employee director” as a director who:

(A)	Is not currently an officer[1] of the issuer or a parent or subsidiary of the issuer, or otherwise currently employed by the issuer or a parent or subsidiary of the issuer;

(B)	Does not receive compensation, either directly or indirectly, from the issuer or a parent or subsidiary of the issuer, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed [$60,000];

(C)	Does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) . . . [which covers transactions with directors, executive officers, nominees for election as a director, holders of more than 5% of the securities of the issuer, or any member of the immediate family of any of the foregoing]; and

(D)	Is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) . . . [which relates to relationships with entities that purchase from and/or sell to the issuer or its subsidiaries, entities to which the issuer or its subsidiaries is indebted, law firms engaged by the issuer or its subsidiaries, investment banking firms engaged by the issuer, or any substantially similar relationships].

2.	Independent Director. Nasdaq Marketplace Rule 4200(14) defines an “independent director” as follows:

“Independent director” means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The following persons shall not be considered independent:

(A)	a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

[1]	“Officer” means an issuer’s president, principal financial officer, princial accounting officer (or, if there is no such accounting officer, the controller), any vice president of the issuer in charge of a principal business unit, division or functions (such as sales, administration, or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the issuer. Officers of the issuer’s parent(s) or subsidiaries shall be deemed officers of the issuer if they perform such policy-making functions for the issuer.

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(B)	a director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

(C)	a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home;

(D)	a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation’s securities) that exceed 5% of the corporation’s or business organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

(E)	a director who is employed as an executive of another entity where any of the company’s executives serve on that entity’s compensation committee.

3.	Outside Director. For purposes of Section 162(m) of the IRC and the regulations promulgated thereunder, a director is an “outside director” if the director:

(A)	Is not a current employee of the publicly held corporation;

(B)	Is not a former employee of the publicly held corporation who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year;

(C)	Has not been an officer of the publicly held corporation; and

(D)	Does not receive remuneration from the publicly held corporation, either directly or indirectly, in any capacity other than as a director. (Certain limited exceptions apply in the case of de minimus remuneration paid during the Company’s prior taxable year). For this purpose, remuneration includes any payment in exchange for goods or services.

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INVITROGEN CORPORATION

NOMINATING AND CORPORATE GOVERNANCE

COMMITTEE CHARTER

This is the charter of the Nominating and Corporate Governance Committee of the Board of Directors (the “Committee”), which serves at the pleasure of the Invitrogen Corporation Board of Directors (the “Board”) and is subject to its control. The Committee shall have the following purpose, membership, and powers:

1.	General Statement of Purpose: The Committee has two major areas of focus:

a.	Nomination of Directors, and

b.	Corporate Governance

The primary focus of the director nominating function will be to assure that the best persons are nominated for membership on the Board. The Committee will engage the entire Board in defining the qualifications of the nominees and selecting nominees.

The area of corporate governance has taken on and will continue to take on increasing importance in the creation and preservation of shareholder value. Much of the work of the Committee in this area of corporate governance will be focused on core processes that the Board and its committees utilize to carry out their responsibilities. At the heart of these processes are fundamental issues such as decision making. The review of all such processes will be a significant area of focus for the Committee.

2. Membership. The Committee shall consist of at least three members composed entirely of “independent” members of the Board, as such term is defined in applicable Nasdaq rules (see Appendix 1, below). The Committee members may appoint one member as the Chairperson of the Committee. The Chairperson shall not serve as the Chairperson of any other standing committee of the Board.

3. Meetings. The business of the Committee shall be conducted at its regular meetings, at special meetings or by unanimous written consent. Special meetings may be called by any Committee member or by the Chairman of the Board. Adequate notice of the place, date, and time of each special meeting of the Committee shall be given in accordance with policies and procedures adopted by the Committee from time to time. At any meeting of the Committee, the greater of 2 members or a majority of the members of the Committee shall constitute a quorum. The Committee, with the assistance of the Corporate Secretary, shall maintain a record of the Committee’s actions.

4. Recruitment of New Directors

a. Criteria. The Committee shall develop and maintain criteria and procedures for the identification and recruitment of candidates for election to serve as directors of the Company. The Committee shall endeavor to select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment, who are willing and able to make a sufficient time commitment to the Company, and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders.

b. Process. The Committee shall identify and propose potential candidates for Board membership and nominate candidates for election and re-election to fill vacancies on the Board. In identifying such candidates, the Committee shall seek input from the full Board and from the CEO regarding the particular skills or experience most needed on the Board to promote the Company’s growth and to assist the Board in satisfying its fiduciary duties.

5. Director Orientation and Education. The Committee shall provide guidance to the Human Resources, Legal, and Finance Departments relating to director orientation programs. The orientation programs shall be designed to enhance each director’s understanding of the Company’s history, culture, values, customers, strategy, operational capabilities, and functional organizations, as well as matters relating to corporate governance. The Committee shall also make recommendations to the full Board regarding external continuing director education programs.

6. Annual Board Goals. The Committee, in consultation with the full Board, shall develop an annual set of goals for the Board of Directors to be used to facilitate Board activities during each year and as part of the Board’s annual performance review.

7. Performance Evaluations. The Committee shall be responsible for developing and managing an operating process by which annual evaluations of the performance of the Board’s standing committees and the Board as a whole are conducted. The Committee shall review annually the performance of board members who are expected to stand for election at the next annual meeting. The Committee shall develop criteria to be used for the evaluations and shall present them to the full Board for approval. The Board shall endeavor to ensure that the criteria agreed upon are generally consistent with prevalent standards of good corporate governance. To the extent reasonably possible, the criteria shall be objective.

8. Board Size and Meeting Schedule. The Committee will consider the adequacy of the size of the Board, the number and types of standing committees of the Board, and the number of Board and committee meetings per year and make recommendations to the Board relating thereto.

9. Committee Membership. The Committee shall review and recommend committee slates annually and shall recommend additional committee members to fill vacancies as needed.

10. Corporate Governance Principles. The Committee shall develop and recommend to the Board for its approval a set of corporate governance principles for the Company. The Committee shall review the guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

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11. Committee Charter. The Committee shall review and update, if necessary, its charter on an annual basis and request approval of the charter, or any amendments thereto, by the Board of Directors.

12. Outside Advisors. The Committee shall have the authority to retain a search firm to assist in identifying director candidates, a corporate governance expert to assist in setting Board goals and conducting annual performance evaluations, outside counsel, and any other advisors as the Committee may deem appropriate.

13. Other Duties. The Committee shall have such other duties as may be lawfully delegated to it from time to time by the Board of Directors.

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Appendix 1

Definitions

Independent Director. Nasdaq Marketplace Rule 4200(14) defines an “independent director” as follows:

“Independent director” means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The following persons shall not be considered independent:

(A)	a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

(B)	a director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

(C)	a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home;

(D)	a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation’s securities) that exceed 5% of the corporation’s or business organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

(E)	a director who is employed as an executive of another entity where any of the company’s executives serve on that entity’s compensation committee.

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INVITROGEN CORPORATION

2004 EQUITY INCENTIVE PLAN

-i-

(continued)

-ii-

(continued)

-iii-

INVITROGEN CORPORATION

2004 EQUITY INCENTIVE PLAN

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The Invitrogen Corporation 2004 Equity Incentive Plan (the “Plan”) is hereby established effective as of March     , 2004, the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Indexed Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Performance Shares, Performance Units, Restricted Stock Units and Deferred Stock Units. After the Effective Date, the Company shall terminate, and no longer issue any awards from under, the Company’s 1997 Stock Option Plan, 2000 Nonstatutory Stock Option Plan, 2001 Stock Incentive Plan (formerly the Molecular Probes, Inc. 2001 Stock Incentive Plan) or the 2002 Stock Incentive Plan (formerly the Molecular Probes, Inc. 2002 Stock Incentive Plan).

1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Incentive Stock Options shall be granted, if at all, within ten (10) years from the Effective Date.

2. DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b) “Award” means any Option, Indexed Option, SAR, Restricted Stock Purchase Right, Restricted Stock Bonus, Performance Share, Performance Unit, Restricted Stock Unit or Deferred Stock Unit granted under the Plan.

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(c) “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant. An Award Agreement may be an “Option Agreement,” an “Indexed Option Agreement,” a “SAR Agreement,” a “Restricted Stock Purchase Agreement,” a “Restricted Stock Bonus Agreement,” a “Performance Share Agreement,” a “Performance Unit Agreement,” a “Restricted Stock Unit Agreement,” or a “Deferred Stock Unit Agreement.”

(d) “Board” means the Board of Directors of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(f) “Committee” means the Compensation and Organization Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(g) “Company” means Invitrogen Corporation, a Delaware corporation, or any successor corporation thereto.

(h) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on a Form S-8 Registration Statement under the Securities Act.

(i) “Deferred Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 11 of the Plan to receive a share of Stock on a date determined in accordance with the provisions of Section 11 and the Participant’s Award Agreement.

(j) “Director” means a member of the Board.

(k) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(l) “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(m) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for

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purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(p) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(q) “Indexed Option” means an Option with an exercise price which either increases by a fixed percentage over time or changes by reference to a published index, as determined by the Committee and set forth in the Option Agreement.

(r) “Insider” means an Officer, a Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(s) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

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(t) “Officer” means any person designated by the Board as an officer of the Company.

(u) “Option” means the right to purchase Stock at a stated price for a specified period of time granted to a Participant pursuant to Section 6 of the Plan. An Option may be either an Incentive Stock Option, a Nonstatutory Stock Option or an Indexed Option.

(v) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(w) “Participant” means any eligible person who has been granted one or more Awards.

(x) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(y) “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.

(z) “Performance Award” means an Award of Performance Shares or Performance Units.

(aa) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 9.3 of the Plan which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(bb) “Performance Goal” means a performance goal established by the Committee pursuant to Section 9.3 of the Plan.

(cc) “Performance Period” means a period established by the Committee pursuant to Section 9.3 of the Plan at the end of which one or more Performance Goals are to be measured.

(dd) “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

(ee) “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

(ff) “Prior Plan Options” means any option or other award granted by the Company which is subject to vesting or repurchase by the Company, including specifically, all such options and awards granted pursuant to the Company’s 1997 Stock Option Plan, 2000 Nonstatutory Stock Option Plan, 2001 Stock Incentive Plan (formerly the Molecular Probes, Inc. 2001 Stock Incentive Plan) or the 2002 Stock Incentive Plan (formerly the Molecular Probes, Inc. 2002 Stock Incentive Plan) which is outstanding on or after the Effective Date.

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(gg) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(hh) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8 of the Plan.

(ii) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8 of the Plan.

(jj) “Restricted Stock Unit” or “Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 of the Plan to receive a share of Stock on a date determined in accordance with the provisions of Section 10 and the Participant’s Award Agreement.

(kk) “Restriction Period” means the period established in accordance with Section 8.5 of the Plan during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

(ll) “Retirement” means a Participant’s termination of Service, if as of the date of such termination, the Participant has reached the age of fifty-eight (58) and has completed eight (8) years of continuous Service to the Participating Company Group. A Participant who terminates Service with the Participating Company Group and resumes Service more than six (6) months after his or her original termination date, will not have his or her Service with the Participant Company Group prior to his or her original termination date count for purposes of determining Retirement. Notwithstanding the foregoing, the Board shall have the discretion to determine on a case by case basis whether such prior Service with the Participant Company Group may be counted for purposes of Retirement. The Board will notify any rehired Participant if the Board has determined such prior Service will count towards Retirement, and in the absence of such notification from the Board, such Service shall not be counted for purposes of Retirement.

(mm) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(nn) “SAR” or “Stock Appreciation Right” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 of the Plan to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.

(oo) “Section 162(m)” means Section 162(m) of the Code.

(pp) “Securities Act” means the Securities Act of 1933, as amended.

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(qq) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds ninety (90) days, then on the one hundred eighty-first (181st) day following the commencement of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option, unless the Participant’s right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(rr) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2 of the Plan.

(ss) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(tt) “Ten Percent Owner” means a Participant who, at the time an Incentive Stock Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(uu) “Vesting Conditions” mean those conditions established in accordance with Section 8.5 or Section 10.3 of the Plan prior to the satisfaction of which shares subject to a Restricted Stock Award or Restricted Stock Unit Award, respectively, remain subject to forfeiture or a repurchase option in favor of the Company upon the Participant’s termination of Service.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

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3. ADMINISTRATION.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. The Board may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Board or the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider; provided, however, that (a) such Awards shall not be granted for shares in excess of the maximum aggregate number of shares of Stock authorized for issuance pursuant to Section 4.1, (b) the exercise price per share of each Option shall be not less than the Fair Market Value per share of the Stock on the effective date of grant (or, if the Stock has not traded on such date, on the last day preceding the effective date of grant on which the Stock was traded), and (iii) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Board or the Committee.

3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4 Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;

(b) to determine the type of Award granted and to designate Options as Incentive Stock Options, Nonstatutory Stock Options or Indexed Options;

(c) to determine the Fair Market Value of shares of Stock or other property;

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(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e) to determine whether an Award of Restricted Stock Units, SARs, Performance Shares or Performance Units will be settled in shares of Stock, cash, or in any combination thereof;

(f) to approve one or more forms of Award Agreement;

(g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards;

(j) to authorize, in conjunction with any applicable Company deferred compensation plan, that the receipt of cash or Stock subject to any Award under this Plan, may be deferred under the terms and conditions of such Company deferred compensation plan; and

(k) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.6 No Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve a program providing for either (a) the cancellation of outstanding Options and/or SARs and the grant in substitution therefore of any new Awards, including specifically any new Options and/or SARs having a lower exercise price or (b) the amendment of outstanding Options and/or SARs to reduce the exercise price thereof. This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.

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3.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable.

(a) Plan Share Reserve. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be granted under the Plan shall be Thirteen Million Five Hundred and Sixteen Thousand (13,516,000), reduced at any time by the number of shares subject to the Prior Plan Options (which as of the Effective Date equaled approximately Seven Million Eight Hundred and Sixteen Thousand Shares (7,816,000)). Such shares shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If any outstanding Award, including any Prior Plan Options, for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase, including any Prior Plan Options, are forfeited or repurchased by the Company, the shares of Stock allocable to the terminated portion of such Award, including any Prior Plan Options, or such forfeited or repurchased shares of Stock shall again be available for grant under the Plan. Shares of Stock shall not be deemed to have been granted pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such shares are withheld in satisfaction of tax withholding obligations pursuant to Section 15.2. Upon payment in shares of Stock pursuant to the exercise of a SAR, the number of shares available for grant under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for grant under the Plan shall be reduced by the net number of shares for which the Option is exercised.

(b) Share Accounting. Any shares of Stock subject to Options or SARs shall be counted against the Plan Share Reserve set forth in Section 4.1(a) as one share of

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Stock for every one share subject thereto. However, any shares of Stock subject to Awards other than Options or SARs shall be counted against the Plan Share Reserve set forth in Section 4.1(a) as 1.6 shares of Stock for every one share subject thereto.

4.2 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.

5. ELIGIBILITY AND AWARD LIMITATIONS.

5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors. For purposes of the foregoing sentence, “Employees,” “Consultants” and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are granted in connection with written offers of an employment or other service relationship with the Participating Company Group; provided, however, that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which such person commences Service.

5.2 Participation. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one (1) Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3 Incentive Stock Option Limitations.

(a) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.

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(b) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

5.4 Section 162(m) Award Limits. The following limits shall apply to the grant of any Award if, at the time of grant, the Company is a “publicly held corporation” within the meaning of Section 162(m).

(i) Options and SARs. Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Options or Freestanding SARs which in the aggregate are for more than One Million (1,000,000) shares of Stock, provided, however, that the Company may make an additional one-time grant to any newly-hired Employee of an Option and/or SAR for the purchase of up to an additional Five Hundred Thousand (500,000) shares of Stock. An Option which is canceled (or a Freestanding SAR as to which the exercise price is reduced to reflect a reduction in the Fair Market Value of the Stock) in the same fiscal year of the Company in which it was granted shall continue to be counted against such limit for such fiscal year.

(ii) Restricted Stock Awards and Restricted Stock Units. Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company one or more Restricted Stock Awards or Restricted Stock Units, subject to Vesting Conditions based on the attainment of Performance Goals, for more than One Hundred Thousand (100,000) shares of Stock, provided, however, that the Company may make an additional one-time grant to any newly-hired Employee of a Restricted Stock Award or Restricted Stock Units of up to an additional Fifty Thousand (50,000) shares of Stock.

(iii) Performance Awards. Subject to adjustment as provided in Section 4.2, no Employee shall be granted (A) Performance Shares which could result in such Employee receiving more than Six Hundred Thousand (600,000) shares of Stock for each full fiscal year of the Company contained in the Performance Period for such Award, or (B) Performance Units which could result in such Employee receiving more than Four Million

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dollars ($4,000,000) for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Award for the same Performance Period.

6. TERMS AND CONDITIONS OF OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) notwithstanding anything to the contrary in this Section 6.1, in the case of an Indexed Option, the Committee shall determine the exercise price of such Indexed Option and the terms and conditions that affect, if any, any adjustments to the exercise price of such Indexed Option. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment

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to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

6.4 Effect of Termination of Service. An Option shall be exercisable after a Participant’s termination of Service to such extent and during such period as determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option.

6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Prior to the issuance of shares of Stock upon the exercise of an Option, the Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act. Notwithstanding any of the foregoing, the Board may permit further transferability of any Option, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.

7. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from

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time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.

7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

7.3 Exercisability and Term of SARs.

(a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of a SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made in cash, shares of Stock, or any combination thereof as determined by the Committee. Unless otherwise provided in the

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Award Agreement evidencing such SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. The Award Agreement evidencing any SAR may provide for deferred payment in a lump sum or in installments. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, a SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant.

7.5 Deemed Exercise of SARs. If, on the date on which a SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein a SAR shall be exercisable after a Participant’s termination of Service to such extent and during such period as determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such SAR and thereafter shall terminate.

7.7 Nontransferability of SARs. During the lifetime of the Participant, a SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Prior to the exercise of a SAR, the SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding any of the foregoing, the Board may permit further transferability of any SAR, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.

8. TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.4. If either the grant of a Restricted Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a).

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8.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to such Restricted Stock Award.

8.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right; provided, however, that no Restricted Stock Purchase Right granted to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service.

8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check, or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iii) by any combination thereof. The Committee may at any time or from time to time grant Restricted Stock Purchase Rights which do not permit all of the foregoing forms of consideration to be used in payment of the purchase price or which otherwise restrict one or more forms of consideration. Restricted Stock Bonuses shall be issued in consideration for past services actually rendered to a Participating Company or for its benefit.

8.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any Restriction Period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event, as defined in Section 13.1, or as provided in Section 8.8. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during the Restriction Period applicable to shares subject to a Restricted Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, then any and all new,

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substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Restricted Stock Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or Disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8 Nontransferability of Restricted Stock Award Rights. Prior to the issuance of shares of Stock pursuant to a Restricted Stock Award, rights to acquire such shares shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9. TERMS AND CONDITIONS OF PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1 Types of Performance Awards Authorized. Performance Awards may be in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

9.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.2, on the effective date of grant of the Performance Share,

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and each Performance Unit shall have an initial value of one hundred dollars ($100). The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

9.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to “performance-based compensation,” the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

9.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a) Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Performance Measures may be one or more of the following, or a combination of the any of the following, as determined by the Committee:

(i) revenue;

(ii) gross margin;

(iii) operating margin;

(iv) operating income;

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(v) pre-tax profit;

(vi) earnings before interest, taxes and depreciation;

(vii) net income;

(viii) cash flow;

(ix) expenses;

(x) the market price of the Stock;

(xi) earnings per share;

(xii) return on stockholder equity;

(xiii) return on capital;

(xiv) return on net assets;

(xv) economic value added;

(xvi) number of customers;

(xvii) market share;

(xviii) return on investment

(xix) profit after tax; and

(xx) customer satisfaction.

(b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee.

9.5 Settlement of Performance Awards.

(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a “covered employee” within the meaning of Section 162(m) (a “Covered Employee”) to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award.

(c) Effect of Leaves of Absence. Unless otherwise required by law, payment of the final value, if any, of a Performance Award held by a Participant who has taken

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in excess of thirty (30) days in leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on a leave of absence.

(d) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 9.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 9.5(a) and (b), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. An Award Agreement may provide for deferred payment in a lump sum or in installments. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalents or interest.

(f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the value of a share of Stock determined by the method specified in the Award Agreement. Such methods may include, without limitation, the closing market price on a specified date (such as the settlement date) or an average of market prices over a series of trading days. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

9.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Performance Shares are settled or forfeited. Such Dividend Equivalents, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalents

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may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 9.5. Dividend Equivalents shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

9.7 Effect of Termination of Service. The effect of a Participant’s termination of Service on the Performance Award shall be determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Performance Award.

9.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10. TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT AWARDS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a).

10.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.

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10.3 Vesting. Restricted Stock Units may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

10.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to date on which Restricted Stock Units held by such Participant are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

10.5 Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Restricted Stock Unit Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or Disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

10.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 10.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. Notwithstanding the foregoing, if permitted by the Committee and set forth in the Award Agreement, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

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10.7 Nontransferability of Restricted Stock Unit Awards. Prior to the issuance of shares of Stock in settlement of a Restricted Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11. DEFERRED STOCK UNITS.

11.1 Establishment of Deferred Stock Unit Program. The Committee, in its discretion and upon such terms and conditions as it may determine, may establish one or more programs pursuant to the Plan under which:

(a) Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to reduce such Participant’s compensation otherwise payable in cash (subject to any minimum or maximum reductions imposed by the Committee) and to be granted automatically at such time or times as specified by the Committee one or more Awards of Deferred Stock Units with respect to such numbers of shares of Stock as determined in accordance with the rules of the program established by the Committee and having such other terms and conditions as established by the Committee.

(b) Participants designated by the Committee who are Insiders or otherwise among a select group of highly compensated Employees may irrevocably elect, prior to a date specified by the Committee, to be granted automatically an Award of Deferred Stock Units with respect to such number of shares of Stock and upon such other terms and conditions as established by the Committee in lieu of:

(i) shares of Stock otherwise issuable to such Participant upon the exercise of an Option;

(ii) cash or shares of Stock otherwise issuable to such Participant upon the exercise of a SAR; or

(iii) cash or shares of Stock otherwise issuable to such Participant upon the settlement of a Performance Award.

11.2 Terms and Conditions of Deferred Stock Units. Deferred Stock Units granted pursuant to this Section 11 shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No such Deferred Stock Unit or purported Deferred Stock Unit shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Deferred Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

(a) Vesting Conditions. Deferred Stock Units shall not be subject to any vesting conditions.

(b) Terms and Conditions of Deferred Stock Units.

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(i) Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Deferred Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, a Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to date on which Deferred Stock Units held by such Participant are settled. Such Dividend Equivalents shall be paid by crediting the Participant with additional whole and/or fractional Deferred Stock Units as of the date of payment of such cash dividends on Stock. The method of determining the number of additional Deferred Stock Units to be so credited shall be specified by the Committee and set forth in the Award Agreement. Such additional Deferred Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Deferred Stock Units originally subject to the Deferred Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant’s Deferred Stock Unit Award so that it represent the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award.

(ii) Settlement of Deferred Stock Unit Awards. A Participant electing to receive an Award of Deferred Stock Units pursuant to this Section 11, shall specify at the time of such election a settlement date with respect to such Award. The Company shall issue to the Participant as soon as practicable following the earlier of the settlement date elected by the Participant or the date of termination of the Participant’s Service, a number of whole shares of Stock equal to the number of whole Deferred Stock Units subject to the Deferred Stock Unit Award. Such shares of Stock shall be fully vested, and the Participant shall not be required to pay any additional consideration (other than applicable tax withholding) to acquire such shares. Any fractional Deferred Stock Unit subject to the Deferred Stock Unit Award shall be settled by the Company by payment in cash of an amount equal to the Fair Market Value as of the payment date of such fractional share.

(iii) Nontransferability of Deferred Stock Unit Awards. Prior to their settlement in accordance with the provision of the Plan, no Deferred Stock Unit Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Deferred Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

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12. STANDARD FORMS OF AWARD AGREEMENT.

12.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms as the Committee may approve from time to time.

12.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

13. CHANGE IN CONTROL.

13.1 Definitions.

(a) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company); or (iv) a liquidation or dissolution of the Company.

(b) A “Change in Control” shall mean an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of an Ownership Change Event described in Section 13.1(a)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

13.2 Effect of Change in Control on Options and SARs.

(a) Accelerated Vesting. Notwithstanding any other provision of the Plan to the contrary, the Committee, in its sole discretion, may provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide

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for the acceleration of the exercisability and vesting in connection with such Change in Control of any or all outstanding Options and SARs and shares acquired upon the exercise of such Options and SARs upon such conditions and to such extent as the Committee shall determine.

(b) Assumption or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may, without the consent of the Participant, either assume the Company’s rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options and stock appreciation rights for the Acquiring Corporation’s stock. In the event that the Acquiring Corporation elects not to assume or substitute for outstanding Options and SARs in connection with a Change in Control, or if the Acquiring Corporation is not a “publicly held corporation” within the meaning of Section 162(m), the exercisability and vesting of each such outstanding Option, SAR and any shares acquired upon the exercise thereof held by a Participant whose Service has not terminated prior to such date shall be accelerated, effective as of the date ten (10) days prior to the date of the Change in Control. The exercise or vesting of any Option, SAR and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 13.2 and the provisions of such applicable Award Agreement shall be conditioned upon the consummation of the Change in Control. Any Options and SARs which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the applicable Award Agreement evidencing such Option or SAR except as otherwise provided in such applicable Award Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options and SARs immediately prior to an Ownership Change Event described in Section 13.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options and SARs shall not terminate unless the Committee otherwise provides in its discretion.

(c) Cash-Out. The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or SAR outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share of Stock subject to such canceled Option or SAR in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control over the exercise price per share under such Option or SAR (the “Spread”). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of their canceled Options and SARs as soon as practicable following the date of the Change in Control.

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13.3 Effect of Change in Control on Restricted Stock Awards. The Committee may, in its discretion, provide in any Award Agreement evidencing a Restricted Stock Award that, in the event of a Change in Control, the lapsing of the Restriction Period applicable to the shares subject to the Restricted Stock Award held by a Participant whose Service has not terminated prior to the Change in Control shall be accelerated effective immediately prior to the consummation of the Change in Control to such extent as specified in such Award Agreement. Any acceleration of the lapsing of the Restriction Period that was permissible solely by reason of this Section 13.3 and the provisions of such Award Agreement shall be conditioned upon the consummation of the Change in Control.

13.4 Effect of Change in Control on Performance Awards. The Committee may, in its discretion, provide in any Award Agreement evidencing a Performance Award that, in the event of a Change in Control, the Performance Award held by a Participant whose Service has not terminated prior to the Change in Control shall become payable effective as of the date of the Change in Control to such extent as specified in such Award Agreement.

13.5 Effect of Change in Control on Restricted Stock Unit Awards. The Committee may, in its discretion, provide in any Award Agreement evidencing a Restricted Stock Unit Award that, in the event of a Change in Control, the Restricted Stock Unit Award held by a Participant whose Service has not terminated prior to such date shall be settled effective as of the date of the Change in Control to such extent as specified in such Award Agreement.

13.6 Effect of Change in Control on Deferred Stock Units. The Committee may, in its discretion, provide in any Award Agreement evidencing a Deferred Stock Unit Award that, in the event of a Change in Control, the Deferred Stock Units pursuant to such Award shall be settled effective as of the date of the Change in Control to such extent as specified in such Award Agreement.

14. COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

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15. TAX WITHHOLDING.

15.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

15.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

16. AMENDMENT OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, (c) no Option and/or SAR repricing as described in Section 3.6, (d) no amendment to permit the granting of Options (other than Indexed Options) with exercise prices less than Fair Market Value on the date of grant, and (e) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. In any event, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant unless necessary to comply with any applicable law, regulation or rule.

17. MISCELLANEOUS PROVISIONS.

17.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

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17.2 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

17.3 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

17.4 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2 or another provision of the Plan.

17.5 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

17.6 Severability. If any one or more of the provisions (or any part thereof) of this Plan or of any Award Agreement issued hereunder, shall be held to be invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or of any Award Agreement shall not in any way be affected or impaired thereby. The Company may, without the consent of any Participant, and in a manner determined necessary solely in the discretion of the Company, amend the Plan and any outstanding Award Agreement as the Company deems necessary to ensure the Plan and all Awards remain valid, legal or enforceable in all respects.

17.7 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

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17.8 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

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PLAN HISTORY AND NOTES TO COMPANY

February 10, 2004	Board adopts Plan with a reserve of Thirteen Million Five Hundred and Sixteen Thousand (13,516,000), reduced at any time by the number of shares subject to the Prior Plan Options (which as of the Effective Date equaled approximately Seven Million Eight Hundred and Sixteen Thousand Shares (7,816,000)). Such shares shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. If any outstanding Award, including any Prior Plan Options, for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase, including any Prior Plan Options, are forfeited or repurchased by the Company, the shares of Stock allocable to the terminated portion of such Award, including any Prior Plan Options, or such forfeited or repurchases shares of Stock shall again be available for issuance under the Plan

, 2004	Stockholders approve Plan.

IMPORTANT NOTE: Implementation of Section 11—Deferred Stock Units	The establishment of a Deferred Stock Unit program pursuant to Section 11 requires that the Company determine whether such program will constitute a “top-hat” pension plan under ERISA. If so, file notice with Dept. of Labor under ERISA Reg. 2520.104-23 within 120 days of adoption of resolutions by the Committee to establish the program to obtain exemption from reporting and disclosure requirements of ERISA.

INVITROGEN CORPORATION

1998 EMPLOYEE STOCK PURCHASE PLAN

(As Amended on May 23, 2002)

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. Invitrogen Corporation hereby establishes the 1998 Employee Stock Purchase Plan (the “Plan”), effective as of the effective date of the initial registration by the Company of its Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the “Effective Date”).

1.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward Eligible Employees of the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan provides such Eligible Employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

1.3 Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued.

2. DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(b) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(c) “Committee” means the Compensation Committee, or another committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(d) “Company” means Invitrogen Corporation., a Delaware corporation, or any successor corporation thereto.

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(e) “Compensation” means, with respect to any Offering Period, base wages or salary, commissions, overtime, bonuses, annual awards, other incentive payments, shift premiums, and all other compensation paid in cash during such Offering Period before deduction for any contributions to any plan maintained by a Participating Company and described in Section 401(k) or Section 125 of the Code. Compensation shall not include reimbursements of expenses, allowances, long-term disability, workers’ compensation or any amount deemed received without the actual transfer of cash or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan, or any compensation other than base wages or salary.

(f) “Eligible Employee” means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

(g) “Employee” means a person treated as an employee of a Participating Company for purposes of Section 423 of the Code. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company. For purposes of the Plan, an individual shall not be deemed to have ceased to be an Employee while such individual is on any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event an individual’s leave of absence exceeds ninety (90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual’s right to reemployment with the Participating Company Group is guaranteed either by statute or by contract. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s participation in or other rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

(h) “Fair Market Value” means, as of any date, if there is then a public market for the Stock, the closing price of a share of Stock (or the mean of the closing bid and asked prices if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq Small-Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its sole discretion. If there is then no public market for the Stock, the Fair Market Value on any relevant date shall be as determined by the Board. Notwithstanding the foregoing, the Fair Market Value per share of Stock on the Effective Date shall be deemed to be the public offering price set forth in the final prospectus filed with the Securities and Exchange Commission in connection with the public offering of the Stock on the Effective Date.

(i) “Offering” means an offering of Stock as provided in Section 6.

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(j) “Offering Date” means, for any Offering, the first day of the Offering Period with respect to such Offering.

(k) “Offering Period” means a period established in accordance with Section 6.1.

(l) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(m) “Participant” means an Eligible Employee who has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.

(n) “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation designated by the Board as a corporation the Employees of which may, if Eligible Employees, participate in the Plan. The Board shall have the sole and absolute discretion to determine from time to time which Parent Corporations or Subsidiary Corporations shall be Participating Companies. Invitrogen BV, the Company’s Netherlands subsidiary shall be a Participating Company unless and until the Board decides otherwise.

(o) “Participating Company Group” means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

(p) “Purchase Date” means, for any Purchase Period, the last day of such period.

(q) “Purchase Period” means a period, if any, established in accordance with Section 6.2.

(r) “Purchase Price” means the price at which a share of Stock may be purchased under the Plan, as determined in accordance with Section 9.

(s) “Purchase Right” means an option granted to a Participant pursuant to the Plan to purchase such shares of Stock as provided in Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any accumulated payroll deductions of the Participant not previously applied to the purchase of Stock under the Plan and to terminate participation in the Plan at any time during an Offering Period.

(t) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

(u) “Subscription Agreement” means a written agreement in such form as specified by the Company, stating an Employee’s election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee’s Compensation.

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(v) “Subscription Date” means the last business day prior to the Offering Date of an Offering Period or such earlier date as the Company shall establish.

(w) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. ADMINISTRATION.

3.1 Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan or the Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Plan shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2 Authority of Officers. Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3 Policies and Procedures Established by the Company. The Company may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its sole discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld in a currency other than United States dollars, (d) a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company’s delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant’s election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, and (e) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan.

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4. SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be eight hundred fifty thousand (1,350,000) and shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of such Purchase Right shall again be available for issuance under the Plan.

4.2 Adjustments for Changes in Capital Structure. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, or in the event of any merger (including a merger effected for the purpose of changing the Company’s domicile), sale of assets or other reorganization in which the Company is a party, appropriate adjustments shall be made in the number and class of shares subject to the Plan and each Purchase Right and in the Purchase Price. If a majority of the shares which are of the same class as the shares that are subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the Purchase Price of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner, as determined by the Board, in its sole discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Board pursuant to this Section 4.2 shall be final, binding and conclusive.

5. ELIGIBILITY.

5.1 Employees Eligible to Participate. Each Employee of a Participating Company is eligible to participate in the Plan and shall be deemed an Eligible Employee except for any Employee who has not completed six months of continuous employment with a Participating Company as of the commencement of an Offering Period.

5.2 Exclusion of Certain Stockholders. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted a Purchase Right under the Plan if, immediately after such grant, such Employee would own or hold options to purchase stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

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6. OFFERINGS.

6.1 Offering Periods. Except as otherwise set forth below, the Plan shall be implemented by sequential Offerings of approximately twenty-four (24) months duration (an “Offering Period”). The first Offering Period shall commence on the Effective Date and end on January 31, 2001. Subsequent Offering Periods shall commence on the first day of February, May, August, and November of each year and end on the last day of the 24th month of such Offering Period. Notwithstanding the foregoing, the Board may establish a different duration for one or more future Offering Periods or different commencing or ending dates for such Offering Periods; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. If the first or last day of an Offering Period is not a day on which the national or regional securities exchange or market system constituting the primary market for the Stock is open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Offering Period.

6.2 Purchase Periods. Generally, each Offering Period will consist of eight (8) quarterly Purchase Periods which begin on the first day of February, May, August and November of each year and end on the last day of the third month of each such Purchase Period (i.e. the following April, July, October and January). The Purchase Period commencing on the Effective Date shall end on the last day of April, 1999. The Board may establish different Purchase Periods which may consist of two (2) or more consecutive Purchase Periods having such duration as the Board shall specify. The last day of each Purchase Period shall be a Purchase Date. If the first or last day of a Purchase Period is not a day on which the national or regional securities exchange or market system constituting the primary market for the Stock is open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Purchase Period.

7. PARTICIPATION IN THE PLAN.

7.1 Initial Participation. An Eligible Employee may become a Participant in an Offering Period by delivering a properly completed Subscription Agreement to the office designated by the Company not later than the close of business for such office on the Subscription Date established by the Company for such Offering Period. An Eligible Employee who does not deliver a properly completed Subscription Agreement to the Company’s designated office on or before the Subscription Date for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such Eligible Employee subsequently delivers a properly completed Subscription Agreement to the appropriate office of the Company on or before the Subscription Date for such subsequent Offering Period. An Employee who becomes an Eligible Employee after the Offering Date of an Offering Period shall not be eligible to participate in such Offering Period but may participate in any subsequent Offering Period provided such Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.

7.2 Continued Participation. A Participant shall automatically participate in the next Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates provided that such Participant remains an Eligible

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Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan pursuant to Section 12.1 or (b) terminated employment as provided in Section 13. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1 if the Participant desires to change any of the elections contained in the Participant’s then effective Subscription Agreement.

7.3 One Offering Period per Participant. A Participant may participate in only one Offering Period at any given time. A Participant’s delivery to the Company of a Subscription Agreement for any given Offering Period shall constitute Participant’s withdrawal from any concurrent Offering Period and termination of any Purchase Right granted pursuant thereto.

8. RIGHT TO PURCHASE SHARES.

8.1 Grant of Purchase Right. Except as set forth below, on the Offering Date of each Offering Period, each Participant in such Offering Period shall be granted automatically a Purchase Right consisting of an option to purchase the lesser of (a) that number of whole shares of Stock determined by dividing Fifty Thousand Dollars ($50,000) by the Fair Market Value of a share of Stock on such Offering Date, reduced by the aggregate purchase price of any Stock purchased during any concurrent Offering Period(s) or (b) five thousand (5,000) shares of Stock, reduced by the number of shares of Stock purchased during any concurrent Offering Period(s). No Purchase Right shall be granted on an Offering Date to any person who is not, on such Offering Date, an Eligible Employee.

8.2 Pro Rata Adjustment of Purchase Right. Notwithstanding the provisions of Section 8.1, if the Board establishes an Offering Period of any duration other than twenty four months, then (a) the dollar amount in Section 8.1 shall be determined by multiplying $2,083.33 by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole dollar, and (b) the share amount in Section 8.1 shall be determined by multiplying 208.33 shares by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole share.

8.3 Calendar Year Purchase Limitation. Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted a Purchase Right which permits his or her right to purchase shares of Stock under the Plan to accrue at a rate which, when aggregated with such Participant’s rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Offering Date for such Offering Period. The limitation described in this Section 8.3 shall be applied in conformance with applicable regulations under Section 423(b)(8) of the Code.

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9. PURCHASE PRICE.

The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the Board; provided, however, that the Purchase Price shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Purchase Price for that Offering Period shall be eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date.

10. ACCUMULATION OF PURCHASE PRICE THROUGH PAYROLL DEDUCTION.

Shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant’s Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following:

10.1 Amount of Payroll Deductions. Except as otherwise provided herein, the amount to be deducted under the Plan from a Participant’s Compensation on each payday during an Offering Period shall be determined by the Participant’s Subscription Agreement. The Subscription Agreement shall set forth the percentage of the Participant’s Compensation to be deducted on each payday during an Offering Period in whole percentages of not less than one percent (1%) (except as a result of an election pursuant to Section 10.3 to stop payroll deductions made effective following the first payday during an Offering) or more than ten percent (10%). Notwithstanding the foregoing, the Board may change the limits on payroll deductions effective as of any future Offering Date.

10.2 Commencement of Payroll Deductions. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.

10.3 Election to Change or Stop Payroll Deductions. During an Offering Period, a Participant may elect to increase or decrease the rate of or to stop deductions from his or her Compensation by delivering to the Company’s designated office an amended Subscription Agreement authorizing such change on or before the “Change Notice Date.” The “Change Notice Date” shall be a date prior to the beginning of the first pay period for which such election is to be effective as established by the Company from time to time and announced to the Participants. A Participant who elects to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in the current Offering Period unless such Participant withdraws from the Plan as provided in Section 12.1.

10.4 Administrative Suspension of Payroll Deductions. The Company may, in its sole discretion, suspend a Participant’s payroll deductions under the Plan as the Company deems advisable to avoid accumulating payroll deductions in excess of the amount that could

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reasonably be anticipated to purchase the maximum number of shares of Stock permitted during a calendar year under the limit set forth in Section 8.3. Payroll deductions shall be resumed at the rate specified in the Participant’s then effective Subscription Agreement at the beginning of the next Purchase Period the Purchase Date of which falls in the following calendar year.

10.5 Participant Accounts. Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions from a Participant’s Compensation shall be credited to such Participant’s Plan account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

10.6 No Interest Paid. Interest shall not be paid on sums deducted from a Participant’s Compensation pursuant to the Plan.

10.7 Voluntary Withdrawal from Plan Account. A Participant may withdraw all or any portion of the payroll deductions credited to his or her Plan account and not previously applied toward the purchase of Stock by delivering to the Company’s designated office a written notice on a form provided by the Company for such purpose. A Participant who withdraws the entire remaining balance credited to his or her Plan account shall be deemed to have withdrawn from the Plan in accordance with Section 12.1. Amounts withdrawn shall be returned to the Participant as soon as practicable after the withdrawal and may not be applied to the purchase of shares in any Offering under the Plan. The Company may from time to time establish or change limitations on the frequency of withdrawals permitted under this Section, establish a minimum dollar amount that must be retained in the Participant’s Plan account, or terminate the withdrawal right provided by this Section.

11. PURCHASE OF SHARES.

11.1 Exercise of Purchase Right. On each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Plan and whose participation in the Offering has not terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of whole shares of Stock determined by dividing (a) the total amount of the Participant’s payroll deductions accumulated in the Participant’s Plan account during the Offering Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. However, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant’s Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before such Purchase Date.

11.2 Pro Rata Allocation of Shares. In the event that the number of shares of Stock which might be purchased by all Participants in the Plan on a Purchase Date exceeds the number of shares of Stock available in the Plan as provided in Section 4.1, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.

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11.3 Delivery of Certificates. As soon as practicable after each Purchase Date, the Company shall arrange the delivery to each Participant, as appropriate, of a certificate representing the shares acquired by the Participant on such Purchase Date; provided that the Company may deliver such shares to a broker that holds such shares in street name for the benefit of the Participant. Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant, or, if requested by the Participant, in the name of the Participant and his or her spouse, or, if applicable, in the names of the heirs of the Participant.

11.4 Return of Cash Balance. Any cash balance remaining in a Participant’s Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain such amount in the Participant’s Plan account to be applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period, as the case may be.

11.5 Tax Withholding. At the time a Participant’s Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the foreign, federal, state and local tax withholding obligations of the Participating Company Group, if any, which arise upon exercise of the Purchase Right or upon such disposition of shares, respectively. The Participating Company Group may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary to meet such withholding obligations.

11.6 Expiration of Purchase Right. Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.

11.7 Reports to Participants. Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant’s Plan account setting forth the total payroll deductions accumulated prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant’s Plan account pursuant to Section 11.4. The report required by this Section may be delivered in such form and by such means, including by electronic transmission, as the Company may determine.

12. WITHDRAWAL FROM THE PLAN.

12.1 Voluntary Withdrawal from the Plan. A Participant may withdraw from the Plan by signing and delivering to the Company’s designated office a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period. A Participant who voluntarily withdraws from the Plan is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to

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time, a requirement that the notice of withdrawal from the Plan be on file with the Company’s designated office for a reasonable period prior to the effectiveness of the Participant’s withdrawal.

12.2 Return of Payroll Deductions. Upon a Participant’s voluntary withdrawal from the Plan pursuant to Sections 12.1 or 10.7 or an automatic withdrawal pursuant to Section 12.3, the Participant’s accumulated payroll deductions which have not been applied toward the purchase of shares of Stock shall be refunded to the Participant as soon as practicable after the withdrawal, without the payment of any interest, and the Participant’s interest in the Plan shall terminate. Such accumulated payroll deductions to be refunded in accordance with this Section may not be applied to any other Offering under the Plan.

12.3 Automatic Withdrawal from an Offering. If the Fair Market Value of a share of Stock on a Purchase Date (other than the final Purchase Date of an Offering Period) is less that the Fair Market Value of a share of Stock on the Offering Date for such Offering Period, then every Participant shall automatically be (a) withdrawn from such Offering Period after the acquisition of shares of Stock on the Purchase Date and (b) enrolled in the new Offering Period effective on its Offering Date. A Participant may elect not to be automatically withdrawn from an Offering Period pursuant to this Section 12.2 by delivering to the Company’s designated office not later than the close of business on the Offering Date of the new Offering Period a written notice indicating such decision.

13. TERMINATION OF EMPLOYMENT OR ELIGIBILITY.

Upon a Participant’s ceasing, prior to a Purchase Date, to be an Employee of the Participating Company Group for any reason, including retirement, disability or death, or the failure of a Participant to remain an Eligible Employee, the Participant’s participation in the Plan shall terminate immediately. In such event, the payroll deductions credited to the Participant’s Plan account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant’s death, to the Participant’s legal representative, and all of the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 13. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of Sections 5 and 7.1.

14. CHANGE IN CONTROL.

14.1 Definitions.

(a) An “Ownership Change Event” shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

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(b) A “Change in Control” shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the “Transaction”) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)”), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

14.2 Effect of Change in Control on Purchase Rights. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may assume the Company’s rights and obligations under the Plan. If the Acquiring Corporation elects not to assume the Company’s rights and obligations under outstanding Purchase Rights, the Purchase Date of the then current Offering Period (or Purchase Period) shall be accelerated to a date before the date of the Change in Control specified by the Board, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights which are neither assumed by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

15. NONTRANSFERABILITY OF PURCHASE RIGHTS.

A Purchase Right may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

16. COMPLIANCE WITH SECURITIES LAW.

The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable

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exemption from the registration requirements of said Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

17. RIGHTS AS A STOCKHOLDER AND EMPLOYEE.

A Participant shall have no rights as a stockholder by virtue of the Participant’s participation in the Plan until the date of the issuance of a certificate for the shares purchased pursuant to the exercise of the Participant’s Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 4.2. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant’s employment at any time.

18. LEGENDS.

The Company may at any time place legends or other identifying symbols referencing any applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section.

19. NOTIFICATION OF SALE OF SHARES.

The Company may require the Participant to give the Company prompt notice of any disposition of shares acquired by exercise of a Purchase Right within two years from the date of granting such Purchase Right or one year from the date of exercise of such Purchase Right. The Company may require that until such time as a Participant disposes of shares acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant’s name (or, if elected by the Participant, in the name of the Participant and his or her spouse but not in the name of any nominee) until the lapse of the time periods with respect to such Purchase Right referred to in the preceding sentence. The Company may direct that the certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

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20. NOTICES.

All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. INDEMNIFICATION.

In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

22. AMENDMENT OR TERMINATION OF THE PLAN.

The Board may at any time amend or terminate the Plan, except that (a) such termination shall not affect Purchase Rights previously granted under the Plan, except as permitted under the Plan, provided however that the Board may terminate the Plan (and any Offerings and future Purchase Rights) on any Purchase Date if the Board determines that such termination is in the best interests of the Company and its stockholders; and (b) no amendment may adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to obtain qualification or registration of the shares of Stock under applicable federal, state or foreign securities laws). In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Board as Participating Companies. In the event that the Board approves an amendment to increase the number of shares authorized for issuance under the Plan (the “Additional Shares”), the Board, in its sole discretion, may specify that such Additional Shares may only be issued pursuant to Purchase Rights granted after the date on which the stockholders of the Company approve such amendment, and such designation by the Board shall not be deemed to have adversely affected any Purchase Right granted prior to the date on which the stockholders approve the amendment.

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IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing is a true and correct copy of the Invitrogen Corporation 1998 Employee Stock Purchase Plan as amended, as of May 23, 2002.

John A. Cottingham

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PLAN HISTORY

November 20, 1998	Board adopts the Plan, with an initial reserve of 250,000 shares.

January 15, 1999	Stockholders approve Plan, with an initial reserve of 250,000 shares.

February 28, 2000	Board amends the Plan to increase the share reserve by 100,000 to a total of 350,000 shares.

April 27, 2000	Stockholders approve the share reserve increase to a total of 350,000 shares.

August 8, 2000	Board amends the Plan to increase the share reserve by 200,000 to a total of 550,000 shares.

September 14, 2000	Stockholders approve the share reserve increase to a total of 550,000 shares.

February 27, 2002	Board amends the Plan to increase the share reserve by 300,000 to a total of 850,000 shares.

May 23, 2002	Stockholders approve the share reserve increase to a total of 850,000 shares.

PROXY	PROXY

Invitrogen Corporation

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD ON APRIL 29, 2004

Gregory T. Lucier, C. Eric Winzer, and John A. Cottingham, and each of them acting without the other, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote as designated below, all shares of Common Stock of Invitrogen Corporation (the “Company”) held of record by the undersigned on February 27, 2004, at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Thursday, April 29, 2004, at 5781 Van Allen Way, Carlsbad, California 92008, or at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH IN THE PROXY STATEMENT.

1.	ELECTION OF DIRECTORS

Nominees: Raymond V. Dittamore, Bradley G. Lorimier and David U’Prichard, Ph.D. for three-year terms.

☐	For all listed nominees (except for nominee(s) whose name(s) appear(s) below):	☐	Withhold Authority to vote for the listed nominees.

2.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 2004

☐ For	☐ Against	☐ Abstain

3.	ADOPTION OF THE COMPANY’S 2004 EQUITY INCENTIVE PLAN

☐ For	☐ Against	☐ Abstain

4.	AMENDMENT OF THE COMPANY’S 1998 EMPLOYEE STOCK PURCHASE PLAN

☐ For	☐ Against	☐ Abstain

Discretionary authority is hereby granted with respect to such other matters as may properly come before the Annual Meeting.

Date:                     , 2004

Important: Each joint owner shall sign.

Executors, administrators, trustees, etc. should give full title.

The above-signed acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

Signature Signature (if held jointly)